UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-8352

LKCM Funds
(Exact name of registrant as specified in charter)

c/o Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
(Address of principal executive offices) (Zip code)

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006
(Name and address of agent for service)

1-800-688-LKCM and 1-800-423-6369
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2011

Item 1. Reports to Stockholders.

LKCM
FUNDS

LKCM Small Cap Equity Fund
LKCM Small-Mid Cap Equity Fund
LKCM Equity Fund
LKCM Balanced Fund
LKCM Fixed Income Fund

Annual Report
December 31, 2011

Dear Fellow Shareholders:
We report the following performance information for the LKCM Funds:

						Five Year	Ten Year	Avg.
					One Year	Average	Average	Annual
					Total	Annualized	Annualized	Total
			Net	Gross	Return	Return	Return	Return
	Inception	NAV @	Expense	Expense	Ended	Ended	Ended	Since
Funds	Dates	12/31/11	Ratio*, **	Ratio**	12/31/11	12/31/11	12/31/11	Incept.
LKCM Equity Fund -
Institutional Class	1/3/96	$15.34	0.80%	1.05%	3.30%	3.18%	4.60%	6.97%
S&P 500 Index1					2.11%	-0.25%	2.92%	6.41%
LKCM Small Cap Equity Fund -
Institutional Class	7/14/94	$22.45	0.96%	0.97%	4.47%	2.16%	7.82%	10.76%
Russell 2000 Index2					-4.18%	0.15%	5.62%	7.96%
LKCM Small Cap Equity Fund -
Adviser Class	6/5/03	$21.88	1.21%	1.22%	4.19%	1.89%	N/A	9.22%
Russell 2000 Index2					-4.18%	0.15%	N/A	7.18%
LKCM Small-Mid Cap Equity Fund -
Institutional Class	5/2/11	$8.86	1.00%	1.42%	N/A	N/A	N/A	-11.40%#
Russell 2500 Index3					N/A	N/A	N/A	-12.83%#
LKCM Balanced Fund	12/30/97	$14.53	0.80%	1.26%	3.16%	3.98%	4.64%	4.99%
S&P 500 Index1					2.11%	-0.25%	2.92%	3.69%
Barclays Capital U.S. Intermediate
Government/Credit Bond Index4					5.80%	5.88%	5.20%	5.70%
LKCM Fixed Income Fund	12/30/97	$11.04	0.65%	0.73%	4.22%	5.92%	4.76%	5.29%
Barclays Capital U.S. Intermediate
Government/Credit Bond Index4					5.80%	5.88%	5.20%	5.70%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*
Excludes acquired fund fees and expenses.  The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund to maintain designated expense ratios through April 30, 2012.  Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced.  Investment performance is based upon the net expense ratio.

**
Expense ratios above are as of December 31, 2010, the Funds’ prior fiscal year end, as reported in the Funds’ most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

#	Cumulative return since inception date of May 2, 2011.
1
The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2	The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index.
3	The Russell 2500 Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index.
4
The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Note: These indices defined above are not available for direct investment.

Economic Review and Outlook

The U.S. equity market, as measured by the S&P 500 Index, advanced 2.1% for the year ended December 31, 2011.  Volatility was central to the story line of 2011.  The Washington D.C. gridlock, U.S. debt downgrade, European sovereign debt issues and other geopolitical events weighed on the U.S. equity market.  The offset to these headwinds was strong U.S. corporate balance sheets, lower equity valuations, higher corporate earnings, and improving economic data towards the end of the year.

The economy continued the expansion it began in the middle of 2009, and thus far economic growth has averaged 2.4% annually since the recovery began.  In 2011, just as in 2010, markets experienced a scare over lack of growth prompting the U.S. Federal Reserve (Fed) to take action.  Economic output continues to move up, particularly due to the strength in capital spending.  In our view, investment in other areas of the economy, such as housing, remains well below a sustainable long-term rate.  We believe that as the housing market continues to work through excess inventory and pricing seeks an appropriate level, construction related spending should increase later this year.

Europe continues to be a focal point for markets as leaders attempt to address both monetary and fiscal issues with an incomplete complement of solutions.  We may not have seen the worst from Europe, as our view remains the European Central Bank (ECB) will be pressed to directly monetize sovereign debt, which it has thus far stridently resisted.  While Europe will likely enter a recession in 2012, our view is that the U.S. will not experience a recession in 2012, although our forecast calls for tepid domestic economic growth.

A prominent event of 2012 will be the U.S. Presidential election.  The bond rating agency, Standard & Poor’s, downgraded the U.S. this past year from AAA in part due to the political impasse in Washington D.C. and poor outcome of the national debt-ceiling debate.  Interestingly, 2012 marks an election year in countries representing almost half of global GDP, including China, France, Russia, South Korea, Taiwan, Egypt, Greece, Slovakia, Finland, and Venezuela.  This sets an interesting political backdrop for 2012.

The discussion of economics has devolved into a discussion of politics.  In a revival of this summer’s debt-ceiling debate in our nation’s capital, Congress and the Administration were again recently embroiled, this time over how to address a Social Security tax break and unemployment benefits.  Not to be outdone, European leaders continue to dash from one economic summit to another publishing communiqué after communiqué in a feverish attempt to placate markets and instill confidence.

The European Union, ECB and International Monetary Fund (IMF) have continued to offer incremental approaches in response to demands of sovereign debt investors for higher yields.  It appears European stakeholders are attempting a supreme balancing act – provide that which the capital markets demand or face the inability to fund current spending.  However, we believe that central European authorities must not alleviate the acute pressure being felt by member nations, lest their ability to extract concessions be compromised.

There lies ahead a great debate among all the European stakeholders.  The question is whether or not austerity can unwind fiscal imbalances, or should leaders focus on pro-growth policies.  The early indication is a heavy dose of austerity as the European nucleus of Germany and France appear to seek this course of action.  However, austerity alone appears incapable of returning the continental economy to health.

Domestically, we believe economic data continue to remain favorable.  The economy is currently expanding around 2% in real terms, which in our view is neither strong enough to buffer a global economic shock or weak enough to grow overly concerned of recession.   We now find ourselves more optimistic about certain areas of the economy since prior to the recession, including housing and autos.  We believe that the data are finally beginning to suggest 2012 could see a meaningful upgrade in the outlook for both sectors.  Manufacturing data, both domestically and abroad, signaled strength at the end of the year, and corporate earnings are closely aligned with manufacturing activity.

The U.S. equity market endured a barrage of global shocks and ended the year up slightly.  While emerging markets, particularly China, have received a great deal of attention recently, many of these markets declined significantly in 2011.  We believe the ability of the U.S. equity market to absorb extraneous shocks is a testament to the underlying strength of corporate profits.
We remain positive in our outlook for the domestic equity market in 2012.  It appears that core inflation remains tame with little pressure from wages.  Low inflation allows the Fed to retain an extremely easy monetary stance, which has primed the economy with credit and liquidity.  Unfortunately, while the money supply has risen sharply, the velocity of money, or rate at which money trades hands, has yet to increase meaningfully.  We believe that favorable monetary policy will continue to lubricate the economy for some period and a pick-up in the velocity of money would be a welcome sign that the economy is responding.

The equity market is closely correlated with corporate earnings and while economic activity is not robust, GDP recorded a new high in the fourth quarter of 2011.  We characterized the market decline in the summer of 2010 as a growth scare, but corporate earnings continued to grow, eventually leading the market higher.  The summer of 2011 witnessed a similar growth scare, from which the market began recovering prior to the U.S. debt downgrade and concerns over European sovereign debt intensified.  Although we expect corporate earnings growth to be tepid in the coming year, we do not anticipate compression in the market’s price/earnings multiple – rather, we expect the market’s price/earnings multiple will expand once the growth outlook is more favorable.

We believe we are beginning to see the stabilization of housing on the horizon.  Several recent data points support our view that 2012 could bring a significant upgrade in the prospect for housing.  Building permits reached a three-year high in October 2011.  The National Association of Home Builders published Homebuilder Sentiment Index reached a four-year high in November 2011.  The vacancy rate of homes recently fell to the lowest level since mid-2006.  We may initially see a bifurcated housing market with some markets, such as Nevada and California, continuing to struggle, while other areas, such as Washington D.C./Virginia and Boston, experience home price appreciation.

We remain positive on the domestic economic outlook.  We believe employment is showing early signs of improvement, with the unemployment rate continuing to drop in recent readings.  Consumers continue to reduce their debt loads, while also continuing to increase spending year-over-year.  Corporate profit margins remain extremely high, which we believe provide traction for incremental capital spending.  The wide output gap between what the economy is currently producing and its capacity to produce suggests to us that broad-based inflation will continue to be held at bay.

We remain positive with regard to corporate profit growth and anticipate the equity market to continue to follow the trend of corporate profits.  Given the historically high levels of cash on corporate balance sheets and fewer reinvestment opportunities, we expect many companies to remain focused on returning cash to shareholders through both dividends and share repurchases.  We also would not be surprised to see an increase in merger activity.  We believe the rate of corporate profit growth will be hampered by sluggish global demand and the potential reversal of domestic tailwinds which have included accelerated capital spending incentives and incremental fiscal stimulus.

We believe that the market volatility we experienced in 2011 will most likely remain a part of the environment in 2012.  As investors this can be frustrating in the short-run, particularly when it is accompanied by high correlation among stocks.  However, experience has taught us that patience can be a significant advantage when investing in such an environment.  We continue to identify companies which we believe have the ability to reinvest internally generated cash flow back into the business at increasing rates of return.  We believe the current environment is allowing us to build positions in high quality companies at attractive valuations.

LKCM Equity Fund

The LKCM Equity Fund outperformed the S&P 500 Index for the year ended December 31, 2011.  The Fund benefited from stock selection in the Energy, Industrials, Consumer Discretionary, Information Technology and Financials sectors, while stock selection in the Healthcare and Consumer Staples sectors detracted from the Fund’s returns.  Our decision to underweight the Financials sector also enhanced the Fund’s returns, but our underweight positions in the Utilities and Consumer Staples sectors and overweight position in the Materials sector detracted from the Fund’s returns.  We believe the Fund is well positioned with a focus on quality companies that can continue to add value for the Fund’s shareholders in the upcoming year.

Total Return
Year Ended
December 31, 2011
LKCM Equity Fund	3.30%
S&P 500 Index	2.11%

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Fund outperformed the Russell 2000 Index during the year ended December 31, 2011.  The Fund’s outperformance relative to the benchmark resulted from our stock selection decisions, while sector allocation decisions slightly detracted from the Fund’s returns.  We remained optimistic about the underlying economic trends during the year and were underweight the defensive sectors, Utilities and Consumer Staples, which were the two best performing sectors during 2011.  Our stock selection, particularly in the Consumer Discretionary, Energy, Industrials, Financials and Materials sectors, drove the Fund’s outperformance relative to the benchmark during the year.

Total Return
Year Ended
December 31, 2011
LKCM Small Cap Equity Fund	4.47%
Russell 2000 Index	-4.18%

LKCM Small-Mid Cap Equity Fund

The LKCM Small-Mid Cap Equity Fund outperformed the Russell 2500 Index for the period from May 2, 2011, the inception date of the Fund, through December 31, 2011.  The Fund benefited from stock selection decisions while sector allocation decisions detracted from the Fund’s returns.  We remained optimistic about the underlying economic trends during the year and were underweight the defensive sectors, Utilities and Consumer Staples, which were the two best performing sectors during 2011.  Our stock selection, particularly in the Energy and Information Technology sectors, enhanced the Fund’s returns, while our stock selection decisions in the Financials, Telecommunications and Industrials sectors detracted from the Fund’s returns.

Total Return
Since Inception
(May 2, 2011 through December 31, 2011)
LKCM Small-Mid Cap Equity Fund	-11.40%
Russell 2500 Index	-12.83%

LKCM Balanced Fund

The LKCM Balanced Fund’s blend of equity and fixed income securities, along with stock selection, benefited the Fund during the year ended December 31, 2011.  Our stock selection decisions in the Energy, Consumer Discretionary, Information Technology and Materials sectors benefited the Fund’s returns, while stock selection decisions in the Healthcare and Consumer Staples sectors detracted from the

Fund’s returns.  The Fund continued to focus its holdings of fixed income securities on investment grade corporate bonds, which generated income for the Fund and dampened the overall volatility of the Fund’s returns during the year.

Total Return
Year Ended
December 31, 2011
LKCM Balanced Fund	3.16%
S&P 500 Index	2.11%
Barclays Capital U.S. Intermediate Government/ Credit Bond Index	5.80%

LKCM Fixed Income Fund

The LKCM Fixed Income Fund is managed to provide current income. The Fund primarily invests in a portfolio of investment grade corporate bonds as well as government securities with short and intermediate maturities.  While the Fund’s overweight position in corporate bonds relative to government securities added to the Fund’s returns during the first half of the year, it detracted from the Fund’s returns during the second half of the year as the European debt crises triggered a flight to quality that resulted in the outperformance of U.S. Treasuries across the curve despite the historic downgrade of the U.S. sovereign debt rating for the first time in history.  The Fund’s defensive average duration (3.3 years) relative to the average duration of the benchmark (4.0 years) also benefited the Fund’s returns during the first half year, although it detracted from the Fund’s returns during the second half of the year.  The Fund benefited from overweight positions in the Energy and Information Technology sectors and an underweight position in the Financials sector.

Total Return
Year Ended
December 31, 2011
LKCM Fixed Income Fund	4.22%
Barclays Capital U.S. Intermediate Government/ Credit Bond Index	5.80%

J. Luther King, Jr., CFA
February 8, 2012

The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 15-27 of the report for more information on Fund holdings.  Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk.  Principal loss is possible.  Past performance is not a guarantee of future results.  Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is greater for longer-term debt securities.  These risks are discussed in the Fund’s summary and statutory prospectuses.

Current and future portfolio holdings are subject to risk.

Diversification does not assure a profit nor protect against loss in a declining market.

Earnings growth is not a measure of the Fund’s future performance.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Earnings multiple:  The earnings multiple of a stock, also called the price/earnings (P/E) ratio, is the share price divided by the earnings per share.  The earnings multiple is often based on the prior twelve months of earnings data.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Small Cap Equity Fund as of December 31, 2011 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
	Past	Past	Past	Since
	1 Year	5 Years	10 Years	Inception(1)
LKCM Small Cap Equity Fund – Institutional Class	4.47%	2.16%	7.82%	10.76%
Russell 2000 Index	-4.18%	0.15%	5.62%	7.96%
Lipper Small-Cap Core Funds Index	-3.81%	1.32%	5.81%	9.20%

(1)	July 14, 1994

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL CAP EQUITY FUND – INSTITUTIONAL CLASS
(for the ten years ended December 31, 2011

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000 Index.

The Lipper Small-Cap Core Funds Index is an index of small cap core mutual funds tracked by Lipper, Inc.

AVERAGE ANNUAL TOTAL RETURN
	Past	Past	Past	Since
	1 Year	3 Years	5 Years	Inception(1)
LKCM Small Cap Equity Fund – Adviser Class	4.19%	22.10%	1.89%	9.22%
Russell 2000 Index	-4.18%	15.63%	0.15%	7.18%
Lipper Small-Cap Core Funds Index	-3.81%	17.60%	1.32%	8.09%

(1)	June 5, 2003

 A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL CAP EQUITY FUND – ADVISER CLASS
(for the period from June 5, 2003 through December 31, 2011)

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000 Index.

The Lipper Small-Cap Core Funds Index is an index of small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Small-Mid Cap Equity Fund as of December 31, 2011 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses.  One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
Since
Inception(1)
LKCM Small-Mid Cap Equity Fund	-11.40%
Russell 2500 Index	-12.83%
Lipper Small-Cap Core Funds Index	-12.77%

(1)	May 2, 2011

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL-MID CAP EQUITY FUND
(for the period from May 2, 2011 to December 31, 2011)

The Russell 2500 Index is an unmanaged index consisting of the 2,500 smallest companies in the Russell 3000 Index.

The Lipper Small-Cap Core Funds Index is an index of small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Equity Fund as of December 31, 2011 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
	Past	Past	Past	Since
	1 Year	5 Years	10 Years	Inception(1)
LKCM Equity Fund – Institutional Class	3.30%	3.18%	4.60%	6.97%
S&P 500 Index	2.11%	-0.25%	2.92%	6.41%
Lipper Large-Cap Core Funds Index	0.09%	-0.60%	2.16%	5.48%

(1)	January 3, 1996

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM EQUITY FUND – INSTITUTIONAL CLASS
(for the ten years ended December 31, 2011)

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Lipper Large-Cap Core Funds Index is an index of large cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Balanced Fund as of December 31, 2011 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
	Past	Past	Past	Since
	1 Year	5 Years	10 Years	Inception(1)
LKCM Balanced Fund	3.16%	3.98%	4.64%	4.99%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	5.80%	5.88%	5.20%	5.70%
S&P 500 Index	2.11%	-0.25%	2.92%	3.69%
Lipper Mixed-Asset Target Allocation Growth Funds Index	-0.54%	1.32%	4.44%	4.72%

(1)	December 30, 1997

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM BALANCED FUND
(for the ten years ended December 31, 2011)

The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index consisting of funds tracked by Lipper, Inc. that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Fixed Income Fund as of December 31, 2011 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
	Past	Past	Past	Since
	1 Year	5 Years	10 Years	Inception(1)
LKCM Fixed Income Fund	4.22%	5.92%	4.76%	5.29%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	5.80%	5.88%	5.20%	5.70%
Lipper Short Intermediate Investment-Grade Debt Funds Index	3.99%	4.80%	4.29%	4.87%

(1)	December 30, 1997

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM FIXED INCOME FUND
(for the ten years ended December 31, 2011)

The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Short Intermediate Investment-Grade Debt Funds Index is an index of short intermediate investment grade mutual funds tracked by Lipper, Inc.

LKCM Funds Expense Example — December 31, 2011

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/11-12/31/11).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Small-Mid Cap Equity, Equity, Balanced and Fixed Income Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Small Cap Equity Fund – Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/11	12/31/11	7/1/11 – 12/31/11
Actual	$1,000.00	$ 905.20	$4.56
Hypothetical (5% return before expense)	$1,000.00	$1,020.42	$4.84

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Small Cap Equity Fund – Adviser Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/11	12/31/11	7/1/11 – 12/31/11
Actual	$1,000.00	$904.10	$5.76
Hypothetical (5% return before expense)	$1,000.00	$1,019.16	$6.11

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Small-Mid Cap Equity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/11	12/31/11	7/1/11 – 12/31/11
Actual	$1,000.00	$ 898.60	$4.79
Hypothetical (5% return before expense)	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Equity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/11	12/31/11	7/1/11 – 12/31/11
Actual	$1,000.00	$ 963.80	$3.96
Hypothetical (5% return before expense)	$1,000.00	$1,021.17	$4.08

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Balanced Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/11	12/31/11	7/1/11 – 12/31/11
Actual	$1,000.00	$ 975.70	$3.98
Hypothetical (5% return before expense)	$1,000.00	$1,021.17	$4.08

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Fixed Income Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/11	12/31/11	7/1/11 – 12/31/11
Actual	$1,000.00	$1,018.70	$3.31
Hypothetical (5% return before expense)	$1,000.00	$1,021.93	$3.31

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — December 31, 2011

Percentages represent market value as a percentage of total investments.

LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund

LKCM Equity Fund	LKCM Balanced Fund

LKCM Fixed Income Fund

LKCM Small Cap Equity Fund
Schedule of Investments, Continued
December 31, 2011

COMMON STOCKS - 95.0%	Shares	Value
Aerospace & Defense - 1.7%
Hexcel Corporation (a)	596,250	$14,435,213

Air Freight & Logistics - 0.9%
UTI Worldwide, Inc. (b)	586,625	7,796,246

Auto Components - 1.6%
Group 1 Automotive, Inc.	256,550	13,289,290

Banks - 4.5%
Home Bancshares Inc.	278,725	7,221,765
Prosperity Bancshares, Inc.	249,700	10,075,395
Texas Capital Bancshares, Inc. (a)	320,975	9,825,045
Umpqua Holdings Corporation	812,550	10,067,494
		37,189,699

Capital Markets - 1.2%
Greenhill & Co., Inc.	275,900	10,034,483

Commercial Services & Supplies - 2.0%
Insperity, Inc.	371,525	9,418,159
Interface, Inc. - Class A	623,975	7,200,671
		16,618,830

Communications Equipment - 5.8%
Brocade Communications
Systems, Inc. (a)	1,875,275	9,732,677
Ciena Corporation (a)	617,800	7,475,380
Infinera Corporation (a)	1,004,375	6,307,475
Ixia (a)	601,575	6,322,553
Loral Space & Communications Inc. (a)	116,150	7,535,812
NICE Systems Limited - ADR (a) (b)	306,450	10,557,203
		47,931,100

Consumer Finance - 2.4%
Cash America International, Inc.	224,625	10,474,264
First Cash Financial Services, Inc. (a)	279,151	9,795,408
		20,269,672

Containers & Packaging - 1.0%
Silgan Holdings Inc.	216,725	8,374,254

Distributors - 0.8%
LKQ Corporation (a)	219,100	6,590,528

Diversified Consumer Services - 0.9%
American Public Education Inc. (a)	180,900	7,829,352

Electrical Equipment & Instruments - 4.6%
Belden Inc.	287,725	9,575,488
Franklin Electric Co., Inc.	203,840	8,879,270
II-VI, Incorporated (a)	532,950	9,784,962
Woodward Inc.	250,275	10,243,756
		38,483,476

Electronic Equipment & Instruments - 2.7%
Anixter International Inc. (a)	128,950	7,690,578
National Instruments Corporation	323,025	8,382,499
Rofin-Sinar Technologies, Inc. (a)	274,700	6,276,895
		22,349,972

Energy Equipment & Services - 2.5%
Atwood Oceanics, Inc. (a)	151,800	6,040,122
CARBO Ceramics Inc.	60,925	7,513,880
Dril-Quip, Inc. (a)	104,075	6,850,217
		20,404,219

Food & Drug Retailing - 1.2%
Ruddick Corporation	224,000	9,551,360

Health Care Equipment & Supplies - 7.7%
Cyberonics, Inc. (a)	120,473	4,035,845
DexCom Inc. (a)	964,500	8,979,495
Endologix, Inc. (a)	625,900	7,185,332
GNC Holdings, Inc. - Class A (a)	375,925	10,883,029
MWI Veterinary Supply, Inc. (a)	187,200	12,437,568
PerkinElmer, Inc.	340,025	6,800,500
Zoll Medical Corporation (a)	211,700	13,375,206
		63,696,975

Health Care Providers & Services - 6.1%
Catalyst Health Solutions, Inc. (a)	178,120	9,262,240
Computer Programs and Systems, Inc.	91,700	4,686,787
Health Management
Associates Inc. - Class A (a)	843,400	6,215,858
HMS Holdings Corporation (a)	426,150	13,628,277
PSS World Medical, Inc. (a)	290,625	7,030,219
Team Health Holdings, Inc. (a)	445,975	9,842,668
		50,666,049

Hotels, Restaurants & Leisure - 0.5%
BJ’s Restaurants, Inc. (a)	89,525	4,057,273

Household Durables - 1.5%
Select Comfort Corporation (a)	385,525	8,362,037
Tempur-Pedic International Inc. (a)	70,550	3,705,992
		12,068,029

Industrial Conglomerates - 1.0%
Raven Industries, Inc.	131,725	8,153,778

Insurance - 1.3%
AmTrust Financial Services, Inc.	445,139	10,572,051

Internet Software & Services - 2.6%
The Active Network, Inc. (a)	485,270	6,599,672
LivePerson, Inc. (a)	523,700	6,572,435
LogMeIn, Inc. (a)	210,625	8,119,594
		21,291,701
Machinery - 8.5%
Actuant Corporation - Class A	368,975	8,372,043
Albany International
Corporation - Class A	343,375	7,938,830
Astec Industries, Inc. (a)	273,025	8,794,135
Chart Industries, Inc. (a)	116,300	6,288,341
CLARCOR Inc.	198,050	9,900,519
EnPro Industries, Inc. (a)	237,125	7,820,383
The Middleby Corporation (a)	109,550	10,302,082

The accompanying notes are an integral part of these financial statements.

LKCM Small Cap Equity Fund
Schedule of Investments, Continued
December 31, 2011

COMMON STOCKS	Shares	Value
Machinery - 8.5%, Continued
Westport Innovations Inc. (a) (b)	338,146	$11,239,973
		70,656,306

Marine - 1.2%
Kirby Corporation (a)	154,600	10,178,864

Media - 1.0%
Cinemark Holdings, Inc.	427,150	7,898,003

Metals & Mining - 2.9%
Carpenter Technology Corporation	278,725	14,348,763
Haynes International, Inc.	184,728	10,086,149
		24,434,912

Oil & Gas & Consumable Fuels - 6.6%
Approach Resources Inc. (a)	457,578	13,457,369
Gulfport Energy Corporation (a)	310,095	9,132,298
Kodiak Oil & Gas Corporation (a) (b)	453,975	4,312,762
Northern Oil & Gas, Inc. (a)	276,275	6,625,074
Oasis Petroleum Inc. (a)	300,950	8,754,636
Rosetta Resources, Inc. (a)	276,228	12,015,918
		54,298,057

Pharmaceuticals - 0.8%
Endo Pharmaceuticals Holdings Inc. (a)	187,750	6,483,007

Real Estate - 0.8%
FirstService Corporation (a) (b)	256,684	6,799,559

Semiconductor Equipment & Products - 1.1%
Cirrus Logic, Inc. (a)	556,600	8,822,110

Software - 4.4%
Aspen Technology, Inc. (a)	624,200	10,829,870
Interactive Intelligence Group, Inc. (a)	186,975	4,285,467
MicroStrategy Incorporated - Class A (a)	81,062	8,780,636
Pegasystems Inc.	303,233	8,915,050
TIBCO Software Inc. (a)	155,650	3,721,592
		36,532,615

Specialty Retail - 7.8%
bebe stores, inc.	274,738	2,288,567
DSW Inc. - Class A	224,200	9,911,882
Genesco Inc. (a)	173,900	10,736,586
Hibbett Sports Inc. (a)	241,753	10,922,401
Monro Muffler Brake, Inc.	256,783	9,960,613
Sonic Automotive, Inc. - Class A	672,125	9,954,171
Ulta Salon, Cosmetics &
Fragrance, Inc. (a)	62,525	4,059,123
Vera Bradley, Inc. (a)	206,600	6,662,850
		64,496,193

Textiles, Apparel & Luxury Goods - 1.7%
Crocs, Inc. (a)	513,750	7,588,087
The Warnaco Group, Inc. (a)	125,825	6,296,283
		13,884,370

Thrifts & Mortgage Finance - 1.2%
Capitol Federal Financial Inc.	879,900	10,154,046

Trading Companies & Distributors - 1.6%
WESCO International, Inc. (a)	249,600	13,231,296

Wireless Telecommunication Services - 0.9%
Leap Wireless International, Inc. (a)	848,975	7,886,978

TOTAL COMMON STOCKS
(Cost $621,000,056)		787,409,866

SHORT-TERM INVESTMENTS - 5.2%
Money Market Funds (c) - 5.2%
Dreyfus Government Cash Management
Fund - Institutional Shares - 0.00%	19,130,969	19,130,969
Federated Government Obligations
Fund - Institutional Shares - 0.01%	23,576,179	23,576,179

TOTAL SHORT-TERM INVESTMENTS
(Cost $42,707,148)		42,707,148
Total Investments - 100.2%
(Cost $663,707,204)		830,117,014
Liabilities in Excess of Other Assets - (0.2)%		(1,713,497)
TOTAL NET ASSETS - 100.0%		$828,403,517

ADR American Depository Receipt.
(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Small-Mid Cap Equity Fund
Schedule of Investments
December 31, 2011

COMMON STOCKS - 96.8%	Shares	Value
Aerospace & Defense - 4.7%
BE Aerospace, Inc. (a)	15,120	$585,295
Hexcel Corporation (a)	21,955	531,531
		1,116,826

Air Freight & Logistics - 1.6%
UTI Worldwide, Inc. (b)	27,825	369,794

Auto Components - 2.1%
Gentex Corporation	16,510	488,531

Banks - 3.7%
Comerica Incorporated	16,200	417,960
Prosperity Bancshares, Inc.	11,675	471,086
		889,046

Capital Markets - 2.1%
Affiliated Managers Group, Inc. (a)	5,175	496,541

Chemicals - 2.0%
FMC Corporation	5,400	464,616

Commercial Services & Supplies - 1.6%
Waste Connections, Inc.	11,825	391,881

Communications Equipment - 4.3%
Brocade Communications
Systems, Inc. (a)	94,820	492,116
F5 Networks, Inc. (a)	4,925	522,641
		1,014,757

Consumer Finance - 1.7%
Cash America International, Inc.	8,675	404,515

Containers & Packaging - 1.7%
Silgan Holdings Inc.	10,575	408,618

Distributors - 2.6%
LKQ Corporation (a)	20,840	626,867

Diversified Financials - 1.8%
The NASDAQ OMX Group, Inc. (a)	17,700	433,827

Electrical Equipment & Instruments - 2.4%
AMETEK, Inc.	13,520	569,192

Electronic Equipment & Instruments - 5.3%
Anixter International Inc. (a)	6,850	408,534
National Instruments Corporation	15,750	408,713
Trimble Navigation Limited (a)	10,125	439,425
		1,256,672

Energy Equipment & Services - 3.4%
CARBO Ceramics Inc.	2,975	366,907
Core Laboratories N.V. (b)	3,890	443,265
		810,172

Health Care Equipment & Supplies - 3.2%
IDEXX Laboratories, Inc. (a)	5,350	411,736
PerkinElmer, Inc.	17,425	348,500
		760,236

Health Care Providers & Services - 7.4%
Allscripts Healthcare Solutions, Inc. (a)	20,900	395,846
Catalyst Health Solutions, Inc. (a)	8,800	457,600
Health Management
Associates Inc. - Class A (a)	42,350	312,119
HMS Holdings Corporation (a)	18,400	588,432
		1,753,997

Household Durables - 2.0%
Williams-Sonoma, Inc.	12,450	479,325

Insurance - 1.8%
AmTrust Financial Services, Inc.	17,700	420,375

Leisure Equipment & Products - 2.0%
Polaris Industries Inc.	8,415	471,072

Machinery - 5.8%
Actuant Corporation - Class A	17,700	401,613
Gardner Denver Inc.	6,885	530,558
Valmont Industries, Inc.	4,890	443,963
		1,376,134

Marine - 2.0%
Kirby Corporation (a)	7,150	470,756

Metals & Mining - 1.8%
Carpenter Technology Corporation	8,275	425,997

Oil & Gas & Consumable Fuels - 6.2%
Oasis Petroleum Inc. (a)	13,975	406,533
Rosetta Resources, Inc. (a)	12,260	533,310
SM Energy Company	7,425	542,767
		1,482,610

Pharmaceuticals - 1.9%
Endo Pharmaceuticals Holdings Inc. (a)	13,125	453,206

Semiconductor Equipment & Products - 2.1%
Cirrus Logic, Inc. (a)	31,405	497,769

Software - 7.0%
ANSYS, Inc. (a)	8,025	459,672
Nuance Communications, Inc. (a)	28,325	712,657
TIBCO Software Inc. (a)	20,445	488,840
		1,661,169

Specialty Retail - 8.1%
Dick’s Sporting Goods, Inc. (a)	13,780	508,206
DSW Inc. - Class A	10,560	466,858
Tractor Supply Company	8,145	571,372
Ulta Salon, Cosmetics &
Fragrance, Inc. (a)	5,950	386,274
		1,932,710

Textiles, Apparel & Luxury Goods - 1.3%
Deckers Outdoor Corporation (a)	3,950	298,502

Trading Companies & Distributors - 2.4%
WESCO International, Inc. (a)	10,600	561,906

The accompanying notes are an integral part of these financial statements.

LKCM Small-Mid Cap Equity Fund
Schedule of Investments, Continued
December 31, 2011

COMMON STOCKS	Shares	Value
Wireless Telecommunication Services - 0.8%
MetroPCS Communications, Inc. (a)	22,000	$190,960
TOTAL COMMON STOCKS
(Cost $21,931,550)		22,978,579

SHORT-TERM INVESTMENTS - 3.3%
Money Market Funds (c) - 3.3%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.00%	80,358	80,358
Federated Government Obligations
Fund - Institutional Shares, 0.01%	711,000	711,000
TOTAL SHORT-TERM INVESTMENTS
(Cost $791,358)		791,358
Total Investments - 100.1%
(Cost $22,722,908)		23,769,937
Liabilities in Excess of Other Assets - (0.1)%		(15,431)
TOTAL NET ASSETS - 100.0%		$23,754,506

(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Equity Fund
Schedule of Investments
December 31, 2011

COMMON STOCKS - 96.9%	Shares	Value
Aerospace & Defense - 3.2%
Honeywell International Inc.	34,400	$1,869,640
Rockwell Collins, Inc.	25,400	1,406,398
		3,276,038

Auto Components - 0.8%
Gentex Corporation	26,000	769,340

Banks - 8.0%
Comerica Incorporated	47,100	1,215,180
Cullen/Frost Bankers, Inc.	38,350	2,029,099
Glacier Bancorp, Inc.	28,000	336,840
Hancock Holding Company	47,830	1,529,125
Prosperity Bancshares, Inc.	26,000	1,049,100
Texas Capital Bancshares, Inc. (a)	18,000	550,980
Wells Fargo & Company	56,050	1,544,738
		8,255,062

Beverages - 2.9%
The Coca-Cola Company	20,000	1,399,400
PepsiCo, Inc.	24,000	1,592,400
		2,991,800

Biotechnology - 1.6%
Celgene Corporation (a)	25,000	1,690,000

Chemicals - 6.4%
Airgas, Inc.	13,000	1,015,040
E. I. du Pont de Nemours and Company	35,000	1,602,300
FMC Corporation	26,000	2,237,040
Monsanto Company	24,000	1,681,680
		6,536,060

Commercial Services & Supplies - 1.0%
Waste Connections, Inc.	30,000	994,200

Computers & Peripherals - 4.3%
Apple Inc. (a)	3,090	1,251,450
EMC Corporation (a)	59,400	1,279,476
International Business
Machines Corporation	10,000	1,838,800
		4,369,726

Construction & Engineering - 0.5%
Foster Wheeler AG (a) (b)	29,000	555,060

Construction Materials - 1.7%
Martin Marietta Materials, Inc.	23,260	1,754,037

Containers & Packaging - 1.3%
Ball Corporation	36,550	1,305,200

Diversified Financial Services - 1.5%
JPMorgan Chase & Co.	45,630	1,517,197

Electrical Equipment & Instruments - 4.1%
Emerson Electric Co.	37,600	1,751,784
Franklin Electric Co., Inc.	24,000	1,045,440
Roper Industries, Inc.	15,990	1,389,051
		4,186,275

Electronic Equipment & Instruments - 2.7%
National Instruments Corporation	49,300	1,279,335
Trimble Navigation Limited (a)	35,000	1,519,000
		2,798,335

Energy Equipment & Services - 0.5%
National Oilwell Varco Inc.	8,000	543,920

Food & Drug Retailing - 1.1%
Walgreen Company	33,000	1,090,980

Health Care Equipment & Supplies - 5.0%
Covidien plc (b)	30,000	1,350,300
DENTSPLY International Inc.	40,000	1,399,600
PerkinElmer, Inc.	65,920	1,318,400
Thermo Fisher Scientific, Inc. (a)	23,000	1,034,310
		5,102,610

Hotels, Restaurants & Leisure - 0.8%
Yum! Brands, Inc.	14,000	826,140

Household Durables - 1.5%
Jarden Corporation	50,440	1,507,147

Household Products - 4.9%
Colgate-Palmolive Company	8,600	794,554
Kimberly-Clark Corporation	24,460	1,799,278
The Procter & Gamble Company	36,810	2,455,595
		5,049,427

Industrial Conglomerates - 0.8%
Raven Industries, Inc.	13,000	804,700

Insurance - 0.6%
Prudential Financial, Inc.	12,000	601,440

Internet Catalog & Retail - 1.0%
Amazon.com, Inc. (a)	6,000	1,038,600

Internet Software & Services - 2.9%
Akamai Technologies, Inc. (a)	45,000	1,452,600
Google Inc. - Class A (a)	2,300	1,485,570
		2,938,170

Machinery - 4.1%
Danaher Corporation	35,000	1,646,400
Pall Corporation	18,300	1,045,845
Valmont Industries, Inc.	17,000	1,543,430
		4,235,675

Marine - 2.2%
Kirby Corporation (a)	34,000	2,238,560

Media - 1.4%
Cinemark Holdings, Inc.	25,000	462,250
Time Warner Inc.	27,200	983,008
		1,445,258

Metals & Mining - 1.6%
Newmont Mining Corporation	13,000	780,130
The accompanying notes are an integral part of these financial statements.

LKCM Equity Fund
Schedule of Investments, Continued
December 31, 2011

COMMON STOCKS	Shares	Value

Metals & Mining - 1.6%, Continued
Titanium Metals Corporation	60,000	$898,800
		1,678,930
Oil & Gas & Consumable Fuels - 11.1%
Cabot Oil & Gas Corporation	19,650	1,491,435
ConocoPhillips	27,010	1,968,219
Encana Corporation (b)	40,000	741,200
EOG Resources, Inc.	13,000	1,280,630
Exxon Mobil Corporation	30,070	2,548,733
Noble Energy, Inc.	10,000	943,900
Range Resources Corporation	18,000	1,114,920
SM Energy Company	8,000	584,800
The Williams Companies, Inc.	20,000	660,400
		11,334,237
Pharmaceuticals - 6.0%
Abbott Laboratories	25,000	1,405,750
Allergan, Inc.	9,300	815,982
Johnson & Johnson	29,820	1,955,596
Pfizer Inc.	93,530	2,023,989
		6,201,317
Road & Rail - 1.7%
Kansas City Southern (a)	8,500	578,085
Union Pacific Corporation	11,000	1,165,340
		1,743,425
Software - 4.1%
Adobe Systems Incorporated (a)	45,000	1,272,150
Microsoft Corporation	22,000	571,120
Nuance Communications, Inc. (a)	45,000	1,132,200
Oracle Corporation	48,900	1,254,285
		4,229,755
Specialty Retail - 4.5%
PetSmart, Inc.	32,000	1,641,280
Tiffany & Co.	18,000	1,192,680
Tractor Supply Company	25,000	1,753,750
		4,587,710
Textiles, Apparel & Luxury Goods - 1.1%
VF Corporation	9,000	1,142,910
TOTAL COMMON STOCKS
(Cost $82,109,814)		99,339,241

SHORT-TERM INVESTMENT - 2.7%	Shares	Value
Money Market Fund (c) - 2.7%
Federated Government Obligations
Fund - Institutional Shares, 0.01%	2,820,015	$2,820,015
TOTAL SHORT-TERM INVESTMENT
(Cost $2,820,015)		2,820,015
Total Investments - 99.6%
(Cost $84,929,829)		102,159,256
Other Assets in Excess of Liabilities - 0.4%		388,345
TOTAL NET ASSETS - 100.0%		$102,547,601

(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments
December 31, 2011

COMMON STOCKS - 72.1%	Shares	Value
Aerospace & Defense - 1.6%
General Dynamics Corporation	1,400	$92,974
Rockwell Collins, Inc.	3,600	199,332
		292,306

Air Freight & Logistics - 1.0%
United Parcel Service, Inc. - Class B	2,600	190,294

Banks - 3.7%
Comerica Incorporated	9,500	245,100
Cullen/Frost Bankers, Inc.	3,900	206,349
Wells Fargo & Company	8,471	233,461
		684,910

Beverages - 2.4%
The Coca-Cola Company	2,900	202,913
PepsiCo, Inc.	3,600	238,860
		441,773

Biotechnology - 1.7%
Celgene Corporation (a)	3,800	256,880
Charles River Laboratories
International, Inc. (a)	2,000	54,660
		311,540

Chemicals - 4.8%
Air Products and Chemicals, Inc.	1,900	161,861
Airgas, Inc.	3,000	234,240
E. I. du Pont de Nemours and Company	3,200	146,496
FMC Corporation	2,400	206,496
Monsanto Company	1,900	133,133
		882,226

Commercial Services & Supplies - 1.1%
Waste Management, Inc.	6,100	199,531

Communications Equipment - 0.4%
Harris Corporation	2,200	79,288

Computers & Peripherals - 4.4%
Apple Inc. (a)	875	354,375
EMC Corporation (a)	8,600	185,244
International Business
Machines Corporation	1,500	275,820
		815,439

Construction Materials - 1.1%
Martin Marietta Materials, Inc.	2,700	203,607

Containers & Packaging - 1.1%
Ball Corporation	5,700	203,547

Diversified Financial Services - 0.6%
JPMorgan Chase & Co.	3,500	116,375

Diversified Telecommunication Services - 1.2%
AT&T Inc.	7,400	223,776

Electrical Equipment & Instruments - 0.8%
Emerson Electric Co.	3,200	149,088

Electronic Equipment & Instruments - 1.1%
National Instruments Corporation	7,500	194,625

Energy Equipment & Services - 1.0%
Schlumberger Limited (b)	2,700	184,437

Food & Drug Retailing - 3.1%
CVS Caremark Corporation	4,700	191,666
Walgreen Company	4,100	135,546
Wal-Mart Stores, Inc.	4,300	256,968
		584,180

Health Care Equipment & Supplies - 2.2%
Covidien plc (b)	4,600	207,046
PerkinElmer, Inc.	3,400	68,000
Thermo Fisher Scientific, Inc. (a)	3,100	139,407
		414,453

Health Care Providers & Services - 2.2%
Catalyst Health Solutions, Inc. (a)	4,500	234,000
Express Scripts, Inc. (a)	3,800	169,822
		403,822

Household Products - 3.0%
Colgate-Palmolive Company	2,200	203,258
Kimberly-Clark Corporation	2,100	154,476
The Procter & Gamble Company	3,100	206,801
		564,535

Industrial Conglomerates - 0.6%
General Electric Company	5,900	105,669

Insurance - 0.7%
Prudential Financial, Inc.	2,600	130,312

Internet Catalog & Retail - 1.2%
Amazon.com, Inc. (a)	1,300	225,030

Internet Software & Services - 2.1%
Akamai Technologies, Inc. (a)	5,100	164,628
Google Inc. - Class A (a)	350	226,065
		390,693

IT Consulting & Services - 2.0%
Accenture plc - Class A (b)	3,200	170,336
Automatic Data Processing, Inc.	3,700	199,837
		370,173

Machinery - 2.4%
Danaher Corporation	4,900	230,496
Pall Corporation	3,800	217,170
		447,666

Media - 3.9%
CBS Corporation - Class B	8,500	230,690
DIRECTTV - Class A (a)	3,300	141,108
Time Warner Inc.	5,800	209,612
The Walt Disney Company	4,000	150,000
		731,410

The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments, Continued
December 31, 2011

COMMON STOCKS	Shares	Value
Multiline Retail - 0.8%
Kohl’s Corporation	3,100	$152,985

Oil & Gas & Consumable Fuels - 9.9%
Cabot Oil & Gas Corporation	2,500	189,750
Chevron Corporation	2,095	222,908
Devon Energy Corporation	2,400	148,800
EOG Resources, Inc.	1,900	187,169
Exxon Mobil Corporation	3,732	316,324
Pioneer Natural Resources Company	2,200	196,856
Range Resources Corporation	2,500	154,850
SM Energy Company	2,400	175,440
The Williams Companies, Inc.	7,700	254,254
		1,846,351

Personal Products - 0.9%
Avon Products, Inc.	9,700	169,459

Pharmaceuticals - 1.8%
Abbott Laboratories	4,100	230,543
Teva Pharmaceutical
Industries Ltd. - ADR (b)	2,500	100,900
		331,443

Software - 3.1%
Adobe Systems Incorporated (a)	6,700	189,409
Nuance Communications, Inc. (a)	9,400	236,504
Oracle Corporation	5,500	141,075
		566,988

Specialty Retail - 2.0%
The Home Depot, Inc.	4,400	184,976
O’Reilly Automotive, Inc. (a)	2,300	183,885
		368,861

Textiles, Apparel & Luxury Goods - 1.0%
VF Corporation	1,400	177,786

Thrifts & Mortgage Finance - 1.2%
Capitol Federal Financial Inc.	19,500	225,030
TOTAL COMMON STOCKS
(Cost $10,063,470)		13,379,608

	Principal
CORPORATE BONDS - 27.7%	Amount

Air Freight & Logistics - 0.3%
United Parcel Service, Inc.
3.875%, 04/01/2014	$50,000	53,378

Banks - 0.6%
Wells Fargo & Company
3.75%, 10/01/2014	100,000	105,641

Beverages - 1.2%
The Coca-Cola Company
5.35%, 11/15/2017	100,000	120,206

Beverages - 1.2%, Continued
PepsiCo, Inc.
4.65%, 02/15/2013	100,000	104,654
		224,860

Biotechnology - 1.1%
Celgene Corporation
2.45%, 10/15/2015	200,000	202,798

Capital Markets - 1.2%
The Bank of New York Mellon Corporation
3.10%, 01/15/2015	175,000	182,666
The Goldman Sachs Group, Inc.
5.50%, 11/15/2014	35,000	36,083
		218,749

Chemicals - 2.2%
Airgas, Inc.
3.25%, 10/01/2015	125,000	128,719
E. I. du Pont de Nemours and Company
3.25%, 01/15/2015	75,000	80,041
Eastman Chemical Company
3.00%, 12/15/2015	100,000	102,121
Praxair, Inc.
2.125%, 06/14/2013	100,000	102,035
		412,916

Computers & Peripherals - 1.4%
Hewlett-Packard Company
4.50%, 03/01/2013	100,000	102,874
International Business
Machines Corporation
2.10%, 05/06/2013	150,000	153,145
		256,019

Containers & Packaging - 0.4%
Ball Corporation
7.125%, 09/01/2016
Callable 09/01/2013	75,000	81,937

Diversified Financial Services - 0.9%
JPMorgan Chase & Co.:
1.65%, 09/30/2013	100,000	100,761
2.05%, 01/24/2014	75,000	75,094
		175,855
Diversified Telecommunication
Services - 1.3%
AT&T Inc.
5.10%, 09/15/2014	125,000	137,768
Verizon Communications Inc.
3.00%, 04/01/2016	100,000	104,824
		242,592

Electric Utilities - 1.3%
Duke Energy Corporation
3.95%, 09/15/2014	185,000	197,507

The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments, Continued
December 31, 2011

	Principal
CORPORATE BONDS	Amount	Value

Electric Utilities - 1.3%, Continued
Georgia Power Company
1.30%, 09/15/2013	$50,000	$50,483
		247,990

Electrical Equipment & Instruments - 0.4%
Emerson Electric Co.
4.50%, 05/01/2013	75,000	78,461

Electronic Equipment & Instruments - 1.0%
Agilent Technologies, Inc.
2.50%, 07/15/2013	180,000	181,768

Food & Drug Retailing - 1.5%
CVS Caremark Corporation:
3.25%, 05/18/2015	50,000	52,760
5.75%, 06/01/2017	100,000	116,822
Wal-Mart Stores, Inc.
4.55%, 05/01/2013	100,000	105,580
		275,162
Food Products - 1.3%
Kraft Foods Inc.
2.625%, 05/08/2013	175,000	178,844
McCormick & Company, Incorporated
5.25%, 09/01/2013	50,000	53,556
		232,400

Health Care Equipment & Supplies - 0.9%
Covidien International Finance S.A. (b)
2.80%, 06/15/2015	50,000	51,948
Thermo Fisher Scientific, Inc.
3.20%, 05/01/2015	110,000	116,361
		168,309

Health Care Providers & Services - 0.6%
McKesson Corporation
3.25%, 03/01/2016	100,000	105,936

Industrial Conglomerates - 0.6%
General Electric Company
5.00%, 02/01/2013	100,000	104,237

Insurance - 1.0%
Berkshire Hathaway Inc.
4.85%, 01/15/2015	100,000	110,853
Prudential Financial, Inc.
2.75%, 01/14/2013	75,000	75,665
		186,518

Machinery - 0.7%
Danaher Corporation
1.30%, 06/23/2014	125,000	126,873

Media - 1.5%
DIRECTTV Holdings LLC
3.55%, 03/15/2015	100,000	104,166
Time Warner Inc.
3.15%, 07/15/2015	175,000	182,173
		286,339

Oil & Gas & Consumable Fuels - 2.6%
Apache Corporation
5.625%, 01/15/2017	75,000	89,004
ConocoPhillips
5.50%, 04/15/2013	100,000	105,940
EOG Resources, Inc.
6.125%, 10/01/2013	100,000	108,596
Noble Energy, Inc.
5.25%, 04/15/2014	100,000	108,157
Occidental Petroleum Corporation
1.45%, 12/13/2013	75,000	76,337
		488,034

Pharmaceuticals - 1.1%
Teva Pharmaceutical Industries Ltd. (b):
1.70%, 03/21/2014	75,000	75,427
3.00%, 06/15/2015	125,000	130,277
		205,704

Semiconductor Equipment & Products - 0.6%
National Semiconductor Corporation
3.95%, 04/15/2015	100,000	108,103

Software - 2.0%
Adobe Systems Incorporated
3.25%, 02/01/2015	200,000	210,089
Oracle Corporation
3.75%, 07/08/2014	150,000	161,419
		371,508

TOTAL CORPORATE BONDS
(Cost $4,968,881)		5,142,087

SHORT-TERM INVESTMENT - 0.0%	Shares
Money Market Fund (c) - 0.0%
Federated Government Obligations
Fund - Institutional Shares, 0.01%	2,038	2,038
TOTAL SHORT-TERM INVESTMENT
(Cost $2,038)		2,038
Total Investments - 99.8%
(Cost $15,034,389)		18,523,733
Other Assets in Excess of Liabilities - 0.2%		36,017
TOTAL NET ASSETS - 100.0%		$18,559,750

ADR American Depository Receipt.
(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments
December 31, 2011
	Principal
CORPORATE BONDS - 91.6%	Amount	Value
Aerospace & Defense - 3.2%
General Dynamics Corporation:
4.25%, 05/15/2013	$250,000	$262,284
5.25%, 02/01/2014	225,000	245,626
5.375%, 08/15/2015	1,375,000	1,573,052
Honeywell International Inc.:
4.25%, 03/01/2013	1,300,000	1,356,599
3.875%, 02/15/2014	270,000	288,214
Lockheed Martin Corporation
7.65%, 05/01/2016	1,250,000	1,529,940
Rockwell Collins, Inc.
4.75%, 12/01/2013	430,000	456,222
		5,711,937

Air Freight & Logistics - 0.4%
United Parcel Service, Inc.
3.875%, 04/01/2014	625,000	667,221

Banks - 1.2%
Bank of America Corporation:
7.375%, 05/15/2014	1,000,000	1,037,418
5.375%, 06/15/2014	1,025,000	1,020,796
		2,058,214

Beverages - 3.2%
Anheuser-Busch Inbev Worldwide Inc.
3.00%, 10/15/2012	2,000,000	2,031,698
The Coca-Cola Company:
3.625%, 03/15/2014	400,000	426,034
5.35%, 11/15/2017	1,500,000	1,803,096
PepsiCo, Inc.:
4.65%, 02/15/2013	1,035,000	1,083,169
7.90%, 11/01/2018	214,000	289,317
		5,633,314

Biotechnology - 2.7%
Celgene Corporation
2.45%, 10/15/2015	3,619,000	3,669,630
Gilead Sciences, Inc.
4.50%, 04/01/2021	1,000,000	1,062,247
		4,731,877

Building Products - 1.7%
Masco Corporation:
5.875%, 07/15/2012	1,645,000	1,669,630
7.125%, 03/15/2020	1,350,000	1,364,548
		3,034,178

Capital Markets - 2.6%
The Bank of New York
Mellon Corporation
3.10%, 01/15/2015	738,000	770,328
Goldman Sachs Group, Inc.
5.125%, 01/15/2015	1,000,000	1,022,822
Morgan Stanley:
4.50%, 08/30/2015	1,000,000	933,208
5.00%, 08/31/2025
Callable 02/29/2012	2,000,000	1,834,164
		4,560,522

Chemicals - 5.3%
Airgas, Inc.:
2.85%, 10/01/2013	1,160,000	1,182,258
3.25%, 10/01/2015	1,669,000	1,718,653
E. I. du Pont de Nemours and Company
3.25%, 01/15/2015	1,775,000	1,894,305
Eastman Chemical Company
3.00%, 12/15/2015	2,625,000	2,680,671
The Lubrizol Corporation
5.50%, 10/01/2014	1,579,000	1,759,871
Praxair, Inc.
5.25%, 11/15/2014	200,000	224,619
		9,460,377

Commercial Services & Supplies - 0.6%
Republic Services, Inc.
5.50%, 09/15/2019	1,000,000	1,155,917

Communications Equipment - 2.6%
Cisco Systems, Inc.:
2.90%, 11/17/2014	340,000	359,944
5.50%, 02/22/2016	1,000,000	1,164,825
4.95%, 02/15/2019	700,000	812,701
Harris Corporation:
5.00%, 10/01/2015	1,088,000	1,181,984
6.375%, 06/15/2019	900,000	1,027,261
		4,546,715

Computers & Peripherals - 2.7%
Dell Inc.
5.625%, 04/15/2014	750,000	822,872
Hewlett-Packard Company:
4.25%, 02/24/2012	200,000	200,908
6.50%, 07/01/2012	700,000	719,130
4.50%, 03/01/2013	1,295,000	1,332,218
International Business
Machines Corporation
5.70%, 09/14/2017	1,500,000	1,818,579
		4,893,707
Containers & Packaging - 4.3%
Ball Corporation:
7.125%, 09/01/2016
Callable 09/01/2013	1,825,000	1,993,812
6.625%, 03/15/2018
Callable 02/13/2012	1,900,000	1,957,000
5.75%, 05/15/2021
Callable 11/15/2015	2,000,000	2,105,000

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments, Continued
December 31, 2011
	Principal
CORPORATE BONDS	Amount	Value
Containers & Packaging - 4.3%, Continued
Packaging Corp. of America
5.75%, 08/01/2013	$1,500,000	$1,581,338
		7,637,150

Diversified Financial Services - 1.3%
JPMorgan Chase & Co.
4.25%, 10/15/2020	2,325,000	2,345,590

Diversified Telecommunication Services - 5.8%
AT&T Inc.
5.10%, 09/15/2014	1,750,000	1,928,755
CenturyLink, Inc.:
5.15%, 06/15/2017	2,000,000	1,984,692
6.15%, 09/15/2019	1,402,000	1,410,544
6.45%, 06/15/2021	2,000,000	2,007,194
Verizon Communications Inc.:
5.25%, 04/15/2013	275,000	290,280
5.55%, 02/15/2016	1,000,000	1,145,339
3.00%, 04/01/2016	490,000	513,635
5.50%, 02/15/2018	875,000	1,021,433
		10,301,872

Electric Utilities - 0.6%
Southern Power Co.
4.875%, 07/15/2015	1,050,000	1,150,034

Electrical Equipment & Instruments - 0.2%
Emerson Electric Co.
4.50%, 05/01/2013	425,000	444,611

Electronic Equipment & Instruments - 0.8%
Agilent Technologies, Inc.
2.50%, 07/15/2013	1,400,000	1,413,751

Energy Equipment & Services - 1.0%
Weatherford International, Inc.
6.35%, 06/15/2017	1,550,000	1,733,658

Food & Drug Retailing - 5.3%
CVS Caremark Corporation:
4.875%, 09/15/2014	330,000	361,099
3.25%, 05/18/2015	1,000,000	1,055,194
5.75%, 06/01/2017	2,750,000	3,212,611
Sysco Corporation
4.20%, 02/12/2013	1,175,000	1,219,222
Walgreen Company
4.875%, 08/01/2013	1,955,000	2,086,575
Wal-Mart Stores, Inc.
4.55%, 05/01/2013	1,400,000	1,478,117
		9,412,818

Food Products - 1.3%
Kraft Foods Inc.
2.625%, 05/08/2013	750,000	766,474
McCormick & Company, Incorporated
5.25%, 09/01/2013	1,450,000	1,553,117
		2,319,591

Health Care Equipment & Supplies - 2.7%
Covidien International Finance S.A. (a)
1.875%, 06/15/2013	1,550,000	1,565,275
DENTSPLY International Inc.
2.75%, 08/15/2016	1,270,000	1,283,573
Medtronic, Inc.
4.50%, 03/15/2014	900,000	969,975
Thermo Fisher Scientific, Inc.
3.25%, 11/20/2014	900,000	953,683
		4,772,506

Health Care Providers & Services - 2.5%
Express Scripts, Inc.:
5.25%, 06/15/2012	1,000,000	1,019,019
6.25%, 06/15/2014	1,000,000	1,090,559
McKesson Corporation
3.25%, 03/01/2016	2,275,000	2,410,033
		4,519,611

Hotels, Restaurants & Leisure - 0.7%
McDonald’s Corporation
5.35%, 03/01/2018	1,000,000	1,196,500

Household Durables - 2.5%
Jarden Corporation:
8.00%, 05/01/2016
Callable 05/01/2013	1,000,000	1,085,000
7.50%, 05/01/2017	1,900,000	2,023,500
7.50%, 01/15/2020
Callable 01/15/2015	1,340,000	1,433,800
		4,542,300

Household Products - 0.6%
The Procter & Gamble Company
8.00%, 09/01/2024
Putable 09/1/2014	775,000	1,151,612

Industrial Conglomerates - 1.8%
3M Co.
4.375%, 08/15/2013	1,500,000	1,595,093
General Electric Company
5.00%, 02/01/2013	1,600,000	1,667,792
		3,262,885

Insurance - 2.5%
Berkshire Hathaway Inc.
4.85%, 01/15/2015	1,225,000	1,357,944
Prudential Financial, Inc.:
3.625%, 09/17/2012	1,375,000	1,396,559
2.75%, 01/14/2013	1,700,000	1,715,081
		4,469,584
IT Consulting & Services - 0.6%
Western Union Company
5.93%, 10/01/2016	1,000,000	1,127,938

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments, Continued
December 31, 2011

	Principal
CORPORATE BONDS	Amount	Value
Media - 3.6%
DIRECTTV Holdings LLC
3.55%, 03/15/2015	$1,265,000	$1,317,696
Time Warner Inc.
3.15%, 07/15/2015	3,175,000	3,305,140
The Walt Disney Company
5.625%, 09/15/2016	1,500,000	1,778,616
		6,401,452

Metals & Mining - 0.3%
Alcoa Inc.
5.55%, 02/01/2017	500,000	533,770

Multiline Retail - 2.8%
Family Dollar Stores, Inc.
5.00%, 02/01/2021	4,500,000	4,639,572
Kohl’s Corporation
6.25%, 12/15/2017	282,000	336,436
		4,976,008

Oil & Gas & Consumable Fuels - 12.2%
Anadarko Petroleum Corporation:
5.95%, 09/15/2016	2,000,000	2,269,452
6.375%, 09/15/2017	2,000,000	2,321,086
Apache Corporation
6.25%, 04/15/2012	1,593,000	1,616,975
ConocoPhillips
4.75%, 10/15/2012	875,000	901,300
Devon Energy Corporation
2.40%, 07/15/2016
Callable 6/15/2016	1,630,000	1,670,711
Enterprise Products Operating LLC:
4.60%, 08/01/2012	1,525,000	1,547,657
3.20%, 02/01/2016	1,845,000	1,911,914
EOG Resources, Inc.:
6.125%, 10/01/2013	1,500,000	1,628,936
2.95%, 06/01/2015	1,200,000	1,255,025
Noble Energy, Inc.
5.25%, 04/15/2014	1,500,000	1,622,358
Noble Holding International Ltd (a)
3.45%, 08/01/2015	3,665,000	3,816,115
Peabody Energy Corporation
6.50%, 09/15/2020	500,000	527,500
Range Resources Corporation
8.00%, 05/15/2019
Callable 5/15/2014	500,000	560,000
		21,649,029

Pharmaceuticals - 3.2%
Eli Lilly & Company
4.20%, 03/06/2014	950,000	1,018,429
Teva Pharmaceutical Industries Ltd. (a):
1.70%, 03/21/2014	425,000	427,424
3.00%, 06/15/2015	2,030,000	2,115,694
5.55%, 02/01/2016	1,860,000	2,104,432
		5,665,979

Road & Rail - 0.6%
Burlington Northern
Santa Fe Corporation
5.65%, 05/01/2017	185,000	213,749
Norfolk Southern Corporation
5.257%, 09/17/2014	750,000	827,772
		1,041,521

Semiconductor Equipment
& Products - 3.0%
Analog Devices, Inc.
3.00%, 04/15/2016	1,050,000	1,107,756
Applied Materials, Inc.
2.65%, 06/15/2016	1,717,000	1,759,607
National Semiconductor Corporation
3.95%, 04/15/2015	2,275,000	2,459,348
		5,326,711

Software - 3.4%
Adobe Systems Incorporated
3.25%, 02/01/2015	2,175,000	2,284,724
Microsoft Corporation
2.95%, 06/01/2014	1,910,000	2,030,128
Oracle Corporation
3.75%, 07/08/2014	1,650,000	1,775,606
		6,090,458
Specialty Retail - 1.8%
Lowe’s Companies, Inc.
5.00%, 10/15/2015	525,000	588,923
O’Reilly Automotive, Inc.
4.875%, 01/14/2021
Callable 10/14/2020	1,000,000	1,065,943
The Sherwin-Williams Company
3.125%, 12/15/2014	1,450,000	1,528,984
		3,183,850
TOTAL CORPORATE BONDS
(Cost $154,501,026)		163,124,768

PREFERRED STOCKS - 2.3%	Shares

Capital Markets - 1.2%
The Goldman Sachs Group, Inc.	40,000	666,800
Merrill Lynch Preferred Capital Trust III
Callable 02/10/2012	75,000	1,494,000
		2,160,800

Diversified Financial Services - 1.1%
JPMorgan Chase Capital XIV
Callable 02/10/2012	75,000	1,903,500

TOTAL PREFERRED STOCKS
(Cost $4,701,733)		4,064,300

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments, Continued
December 31, 2011

U.S. GOVERNMENT &	Principal
AGENCY ISSUES - 3.6%	Amount	Value
Fannie Mae - 0.6%
5.00%, 03/15/2016	$1,000,000	$1,166,448

Federal Home Loan Bank - 1.0%
5.50%, 08/13/2014	500,000	563,874
4.875%, 05/17/2017	1,000,000	1,187,849
		1,751,723

Freddie Mac - 0.3%
5.125%, 11/17/2017	500,000	602,827

U.S. Treasury Inflation
Indexed Bonds - 0.7%
3.375%, 01/15/2012	1,275,150	1,276,346

U.S. Treasury Notes - 1.0%
4.25%, 11/15/2014	500,000	555,235
4.25%, 08/15/2015	500,000	566,680
4.50%, 02/15/2016	500,000	578,164
		1,700,079
TOTAL U.S. GOVERNMENT
& AGENCY ISSUES
(Cost $5,805,774)		6,497,423

SHORT-TERM INVESTMENTS - 1.3%
Corporate Bonds - 0.7%
Enterprise Products Operating LLC
4.60%, 08/01/2012	300,000	304,457
Goldman Sachs Group, Inc.
5.70%, 09/01/2012	1,000,000	1,017,770
		1,322,227

	Shares
Money Market Fund (b) - 0.6%
Federated Government Obligations
Fund - Institutional Shares, 0.01%	1,024,156	1,024,156

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,344,309)		2,346,383

Total Investments - 98.8%
(Cost $167,352,842)		176,032,874
Other Assets in Excess of Liabilities - 1.2%		2,082,970
TOTAL NET ASSETS - 100.0%		$178,115,844

(a)	U.S. Dollar-denominated foreign security.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
December 31, 2011

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed
	Equity Fund	Equity Fund	Fund	Fund	Income Fund
Assets:
Investments, at value*	$830,117,014	$23,769,937	$102,159,256	$18,523,733	$176,032,874
Cash	—	—	6,800	—	—
Dividends and interest receivable	275,586	7,184	68,564	63,409	2,047,568
Receivable from Adviser	—	5,349	—	—	—
Receivable for fund shares sold	1,144,537	12,500	467,398	1,280	275,282
Other assets	57,489	30	15,175	4,686	22,618
Total assets	831,594,626	23,795,000	102,717,193	18,593,108	178,378,342
Liabilities:
Payable for investment advisory fees	1,521,121	—	126,368	15,660	194,884
Payable for investments purchased	1,080,867	—	—	—	—
Payable for fund shares redeemed	276,208	77	95	76	74
Administration expense payable	110,296	7,580	14,657	3,441	23,662
Professional fees payable	69,745	4,487	10,783	5,185	17,943
Distribution expense payable	23,909	—	—	—	—
Accrued expenses and other liabilities	108,963	28,350	17,689	8,996	25,935
Total liabilities	3,191,109	40,494	169,592	33,358	262,498
Net assets	$828,403,517	$23,754,506	$102,547,601	$18,559,750	$178,115,844
Net assets consist of:
Paid in capital	$663,988,087	$23,407,347	$85,222,607	$15,549,896	$169,322,353
Undistributed net investment income	—	—	631	107	—
Accumulated net realized gain (loss) on securities	(1,994,380)	(699,870)	94,936	(479,597)	113,459
Net unrealized appreciation on investments	166,409,810	1,047,029	17,229,427	3,489,344	8,680,032
Net assets	$828,403,517	$23,754,506	$102,547,601	$18,559,750	$178,115,844

INSTITUTIONAL CLASS**
Net assets	$785,279,919	$23,754,506	$102,547,601	$18,559,750	$178,115,844
Shares of beneficial interest outstanding
(unlimited shares of no par value authorized)	34,981,117	2,682,025	6,685,460	1,277,271	16,136,186
Net asset value per share
(offering and redemption price)	$22.45	$8.86	$15.34	$14.53	$11.04

ADVISER CLASS
Net assets	$43,123,598
Shares of beneficial interest outstanding
(unlimited shares of no par value authorized)	1,970,863
Net asset value per share
(offering and redemption price)	$21.88

*Cost of Investments	$663,707,204	$22,722,908	$84,929,829	$15,034,389	$167,352,842

**   Currently, only the Small Cap Equity, Small-Mid Cap Equity and Equity Funds offer a second class.

The accompanying notes are an integral part of these financial statements.

Statement of Operations
For the Year Ended December 31, 2011

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed
	Equity Fund	Equity Fund(1)	Fund	Fund	Income Fund
Investment Income:
Dividends*	$4,891,144	$53,857	$1,330,247	$221,509	$182,208
Interest	2,348	91	465	154,365	6,617,989
Total income	4,893,492	53,948	1,330,712	375,874	6,800,197

Expenses:
Investment advisory fees	5,981,096	68,556	607,186	123,676	843,965
Distribution expense - Adviser Class (Note B)	100,358	—	—	—	—
Administrative fees	658,074	29,706	80,627	20,325	135,595
Accounting and transfer agent fees and expenses	313,193	46,071	73,021	43,138	94,272
Professional fees	160,798	5,072	20,344	7,201	36,333
Custody fees and expenses	100,283	13,781	12,100	5,855	17,749
Trustees’ fees	91,210	280	8,800	2,150	22,058
Federal and state registration	87,136	30,095	41,242	10,840	26,754
Reports to shareholders	41,115	1,506	3,678	1,034	4,078
Other	144,215	905	14,852	3,314	30,138
Total expenses	7,677,478	195,972	861,850	217,533	1,210,942
Less, expense waiver and/or
reimbursement (Note B)	—	(104,564)	(167,923)	(65,317)	(113,787)
Net expenses	7,677,478	91,408	693,927	152,216	1,097,155
Net investment income (loss)	(2,783,986)	(37,460)	636,785	223,658	5,703,042

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	69,601,456	(699,870)	847,915	(4,518)	917,718
Net change in unrealized
appreciation/depreciation on investments	(35,091,526)	1,047,029	1,370,417	271,728	230,560

Net Realized and Unrealized Gain on Investments	34,509,930	347,159	2,218,332	267,210	1,148,278

Net Increase in Net Assets
Resulting from Operations	$31,725,944	$309,699	$2,855,117	$490,868	$6,851,320

* Net of foreign taxes withheld	$5,861	$213	$2,400	$391	$—

(1)	For the period May 2, 2011 (commencement of operations) through December 31, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	LKCM		LKCM
	Small Cap		Small-Mid Cap
	Equity Fund		Equity Fund
			May 2, 2011(1)
	Year Ended	Year Ended	through
	December 31,	December 31,	December 31,
	2011	2010	2011
Operations:
Net investment loss	$(2,783,986)	$(2,412,517)	$(37,460)
Net realized gain (loss) on investments	69,601,456	61,883,308	(699,870)
Net change in unrealized
appreciation/depreciation on investments	(35,091,526)	123,384,121	1,047,029
Net increase in net assets resulting from operations	31,725,944	182,854,912	309,699

Net increase (decrease) in net assets from
Fund share transactions (Note C)	62,042,933	(13,111,435)	23,444,807

Total increase in net assets	93,768,877	169,743,477	23,754,506

Net Assets:
Beginning of period	734,634,640	564,891,163	—
End of period	$828,403,517	$734,634,640	$23,754,506

(1)	Commencement of operations.

	LKCM		LKCM
	Equity Fund		Balanced Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income	$636,785	$356,369	$223,658	$193,174
Net realized gain (loss) on investments	847,915	2,560,907	(4,518)	241,576
Net change in unrealized
appreciation/depreciation on investments	1,370,417	7,275,495	271,728	1,014,807
Net increase in net assets resulting from operations	2,855,117	10,192,771	490,868	1,449,557

Dividends and Distributions to Shareholders:
Net investment income	(636,154)	(363,260)	(223,616)	(194,657)
Net realized gain on investments	(1,598,383)	(361,522)	—	—
	(2,234,537)	(724,782)	(223,616)	(194,657)
Net increase in net assets from
Fund share transactions (Note C)	29,557,371	13,744,831	1,806,145	1,755,123

Total increase in net assets	30,177,951	23,212,820	2,073,397	3,010,023

Net Assets:
Beginning of period	72,369,650	49,156,830	16,486,353	13,476,330
End of period*	$102,547,601	$72,369,650	$18,559,750	$16,486,353

* Including undistributed net investment income of	$631	$—	$107	$2,456

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	LKCM
	Fixed Income Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2011	2010
Operations:
Net investment income	$5,703,042	$5,688,502
Net realized gain on investments	917,718	989,099
Net change in unrealized appreciation/depreciation	230,560	2,215,990
Net increase in net assets resulting from operations	6,851,320	8,893,591

Dividends and Distributions to Shareholders:
Net investment income	(5,721,525)	(5,707,218)
Net realized gain on investments	(1,206,565)	(636,805)
	(6,928,090)	(6,344,023)
Net increase in net assets from
Fund share transactions (Note C)	15,840,038	10,584,768

Total increase in net assets	15,763,268	13,134,336

Net Assets:
Beginning of period	162,352,576	149,218,240
End of period	$178,115,844	$162,352,576

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Small Cap Equity Fund – Institutional Class
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007
Net Asset Value - Beginning of Period	$21.49	$16.16	$12.24	$20.03	$21.98
Net investment income (loss)(1)	(0.08)	(0.07)	(0.05)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments	1.04	5.40	3.97	(7.75)	(0.17)
Total from investment operations	0.96	5.33	3.92	(7.78)	(0.16)
Dividends from net investment income	—	—	—	—	(0.00	)(2)
Distributions from net realized gains	—	—	—	(0.01)	(1.79)
Total dividends and distributions	—	—	—	(0.01)	(1.79)
Net Asset Value - End of Period	$22.45	$21.49	$16.16	$12.24	$20.03
Total Return	4.47%	32.98%	32.03%	(38.87)%	(0.76)%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$785,280	$690,511	$529,166	$385,223	$595,175
Ratio of expenses to average net assets:	0.95%	0.96%	1.00%	0.97%	0.94%
Ratio of net investment income (loss) to average net assets:	(0.33)%	(0.38)%	(0.35)%	(0.17)%	0.04%
Portfolio turnover rate(3)	50%	57%	59%	61%	60%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Less than $(0.005).
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	LKCM Small Cap Equity Fund – Adviser Class
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007
Net Asset Value - Beginning of Period	$21.00	$15.83	$12.02	$19.72	$21.73
Net investment loss(1)	(0.13)	(0.11)	(0.08)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	1.01	5.28	3.89	(7.62)	(0.17)
Total from investment operations	0.88	5.17	3.81	(7.69)	(0.22)
Distributions from net realized gains	—	—	—	(0.01)	(1.79)
Net Asset Value - End of Period	$21.88	$21.00	$15.83	$12.02	$19.72
Total Return	4.19%	32.66%	31.70%	(39.02)%	(1.06)%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$43,124	$44,124	$35,725	$24,925	$40,465
Ratio of expenses to average net assets:	1.20%	1.21%	1.25%	1.22%	1.19%
Ratio of net investment loss to average net assets:	(0.58)%	(0.63)%	(0.60)%	(0.42)%	(0.21)%
Portfolio turnover rate(2)	50%	57%	59%	61%	60%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM
	Small-Mid Cap
	Equity Fund
	May 2, 2011(1)
	through
	December 31,
	2011
Net Asset Value - Beginning of Period	$10.00
Net investment loss(2)	(0.02)
Net realized and unrealized loss on investments(3)	(1.12)
Total from investment operations	(1.14)
Net Asset Value - End of Period	$8.86
Total Return	(11.40	)%(4)

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$23,755
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	2.14	%(5)
After expense waiver and/or reimbursement	1.00	%(5)
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(1.55	)%(5)
After expense waiver and/or reimbursement	(0.41	)%(5)
Portfolio turnover rate	36%

(1)	Commencement of operations.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Due to the timing of capital share transactions, the per share amount of net realized and unrealized loss on investments varies from the amounts shown in the statement of operations.
(4)	Not annualized.
(5)	Annualized.

	LKCM Equity Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007
Net Asset Value - Beginning of Period	$15.18	$13.02	$10.33	$15.38	$14.43
Net investment income	0.11 (1)	0.08	0.10	0.16	0.16
Net realized and unrealized gain (loss) on investments	0.39	2.24	2.69	(5.05)	1.42
Total from investment operations	0.50	2.32	2.79	(4.89)	1.58
Dividends from net investment income	(0.10)	(0.08)	(0.10)	(0.16)	(0.16)
Distributions from net realized gains	(0.24)	(0.08)	—	—	(0.47)
Total dividends and distributions	(0.34)	(0.16)	(0.10)	(0.16)	(0.63)
Net Asset Value - End of Period	$15.34	$15.18	$13.02	$10.33	$15.38
Total Return	3.30%	17.77%	27.01%	(31.80)%	10.96%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$102,548	$72,370	$49,157	$36,677	$53,743
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.99%	1.04%	1.13%	1.06%	1.01%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.54%	0.39%	0.62%	0.85%	0.82%
After expense waiver and/or reimbursement	0.73%	0.63%	0.95%	1.11%	1.03%
Portfolio turnover rate	20%	23%	26%	31%	26%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Balanced Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007
Net Asset Value - Beginning of Period	$14.25	$13.09	$10.85	$13.84	$13.36
Net investment income	0.17	0.18	0.22	0.26	0.28
Net realized and unrealized gain (loss) on investments	0.28	1.16	2.24	(2.96)	0.82
Total from investment operations	0.45	1.34	2.46	(2.70)	1.10
Dividends from net investment income	(0.17)	(0.18)	(0.22)	(0.28)	(0.28)
Distributions from net realized gains	—	—	—	(0.01)	(0.34)
Total dividends and distributions	(0.17)	(0.18)	(0.22)	(0.29)	(0.62)
Net Asset Value - End of Period	$14.53	$14.25	$13.09	$10.85	$13.84
Total Return	3.16%	10.31%	22.90%	(19.70)%	8.25%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$18,560	$16,486	$13,476	$10,156	$12,191
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.14%	1.25%	1.41%	1.38%	1.35%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.83%	0.89%	1.28%	1.51%	1.51%
After expense waiver and/or reimbursement	1.17%	1.34%	1.89%	2.09%	2.06%
Portfolio turnover rate	34%	13%	22%	38%	27%

	LKCM Fixed Income Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007
Net Asset Value - Beginning of Period	$11.03	$10.85	$10.20	$10.33	$10.19
Net investment income	0.37	0.40	0.43	0.43	0.46
Net realized and unrealized gain (loss) on investments	0.09	0.22	0.65	(0.13)	0.14
Total from investment operations	0.46	0.62	1.08	0.30	0.60
Dividends from net investment income	(0.37)	(0.40)	(0.43)	(0.43)	(0.46)
Distributions from net realized gains	(0.08)	(0.04)	—	—	—
Total dividends and distributions	(0.45)	(0.44)	(0.43)	(0.43)	(0.46)
Net Asset Value - End of Period	$11.04	$11.03	$10.85	$10.20	$10.33
Total Return	4.22%	5.82%	10.77%	2.99%	5.96%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$178,116	$162,353	$149,218	$120,674	$113,032
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.72%	0.73%	0.76%	0.73%	0.72%
After expense waiver and/or reimbursement	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	3.31%	3.55%	4.00%	4.15%	4.39%
After expense waiver and/or reimbursement	3.38%	3.63%	4.11%	4.23%	4.46%
Portfolio turnover rate	24%	20%	30%	23%	31%

The accompanying notes are an integral part of these financial statements.

LKCM Funds
Notes to the Financial Statements

A.  Organization and Significant Accounting Policies: LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of eight diversified series, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund (collectively, the “Funds”), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), December 30, 1997 (LKCM Balanced Fund and LKCM Fixed Income Fund), and May 2, 2011 (LKCM Small-Mid Cap Equity Fund). The Small Cap Equity Fund and the Equity Fund issued a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Equity Fund and Small-Mid Cap Equity Fund Adviser Class Shares have not yet commenced sales. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of smaller companies (those with market capitalizations at the time of investment between $400 million and $2.5 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Small-Mid Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of small-mid capitalization companies (those with market capitalizations at the time of investment between $1 billion and $7 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and long-term capital appreciation by investing under normal circumstances primarily in a portfolio of equity and fixed income securities with at least 25% of the Fund’s total assets invested in fixed income securities.  The LKCM Fixed Income Fund seeks to provide investors with current income by investing under normal circumstances at least 80% of its net assets in a portfolio of investment grade corporate and government fixed income securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

1.  Security Valuation:  Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price (“NOCP”).  Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price.  Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued.  Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of the bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which approximates fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1 -	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 -
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 -
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2011:

LKCM Small Cap Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$787,409,866	$—	$—	$787,409,866
Money Market Funds	42,707,148	—	—	42,707,148
Total Investments*	$830,117,014	$—	$—	$830,117,014

LKCM Small-Mid Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$22,978,579	$—	$—	$22,978,579
Money Market Funds	791,358	—	—	791,358
Total Investments*	$23,769,937	$—	$—	$23,769,937

LKCM Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$99,339,241	$—	$—	$99,339,241
Money Market Fund	2,820,015	—	—	2,820,015
Total Investments*	$102,159,256	$—	$—	$102,159,256

LKCM Balanced Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$13,379,608	$—	$—	$13,379,608
Corporate Bonds	—	5,142,087	—	5,142,087
Money Market Fund	2,038	—	—	2,038
Total Investments*	$13,381,646	$5,142,087	$—	$18,523,733

LKCM Fixed Income Fund
Description	Level 1	Level 2	Level 3	Total
Preferred Stocks	$4,064,300	$—	$—	$4,064,300
Corporate Bonds	—	164,446,995	—	164,446,995
U.S. Government & Agency Issues	—	6,497,423	—	6,497,423
Money Market Fund	1,024,156	—	—	1,024,156
Total Investments*	$5,088,456	$170,944,418	$—	$176,032,874
*	Additional information regarding the industry and/or geographical classifications of these investments is disclosed in the Schedule of Investments.

There were no significant transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the previous annual report.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

In preparing these financial statements, the Trust has evaluated events after December 31, 2011 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

2.  Federal Income Taxes:  The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.  Distributions to Shareholders:  The LKCM Small Cap Equity, LKCM Small-Mid Cap Equity and LKCM Equity Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

4.  Foreign Securities:  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.  Expense Allocation:  Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund’s classes in proportion to their respective net assets.

6.  Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.  Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.  Other:  Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.  Accordingly, at December 31, 2011, reclassifications were recorded as follows.

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed
	Equity Fund	Equity Fund	Fund	Fund	Income Fund
Undistributed net investment
income (loss)	$2,783,986	$37,460	$—	$(2,391)	$18,483
Accumulated gain (loss)	143,708	—	—	85	(18,483)
Paid in capital	(2,927,694)	(37,460)	—	2,306	—

B.  Investment Advisory and Other Agreements: Luther King Capital Management Corporation (the “Adviser”) serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds through April 30, 2012 in order to limit each Fund’s operating expenses to the annual cap rates presented below. For the year ended December 31, 2011, the Adviser reimbursed the following expenses:

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed
	Equity Fund	Equity Fund	Fund	Fund	Income Fund
Annual Advisory Rate	0.75%	0.75%	0.70%	0.65%	0.50%
Annual Cap on Expenses	1.00% (Inst.)	1.00%	0.80%	0.80%	0.65%
	1.25% (Adviser)
Expenses Reimbursed in 2011	—	$104,564	$167,923	$65,317	$113,787

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Trust.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.
The Small Cap Equity Fund, Small-Mid Cap Equity and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund’s average daily net assets. For the year ended December 31, 2011, fees accrued by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $100,358.

C.  Fund Shares:  At December 31, 2011, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

Small Cap Equity Fund
	Year Ended		Year Ended
	December 31, 2011		December 31, 2010
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	8,832,325	$201,191,471	5,489,377	$98,476,894
Shares redeemed	(5,987,585)	(135,600,658)	(6,092,221)	(108,506,942)
Redemption fee		7,239		5,068
Net increase (decrease)	2,844,740	$65,598,052	(602,844)	$(10,024,980)
Shares Outstanding:
Beginning of period	32,136,377		32,739,221
End of period	34,981,117		32,136,377

	Year Ended		Year Ended
	December 31, 2011		December 31, 2010
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	818,200	$17,753,894	475,776	$8,259,757
Shares redeemed	(948,884)	(21,309,344)	(630,622)	(11,346,214)
Redemption fee		331		2
Net decrease	(130,684)	$(3,555,119)	(154,846)	$(3,086,455)

Shares Outstanding:
Beginning of period	2,101,547		2,256,393
End of period	1,970,863		2,101,547
Total Net Increase (Decrease)		$62,042,933		$(13,111,435)

Small-Mid Cap Equity Fund
	May 2, 2011(1) through
	December 31, 2011
	Shares	Amount
Shares sold	2,908,059	$25,500,659
Shares redeemed	(226,034)	(2,055,865)
Redemption fee		13
Net increase	2,682,025	$23,444,807
Shares Outstanding:
Beginning of period	—
End of period	2,682,025

(1)	Commencement of operations.

Equity Fund
	Year Ended		Year Ended
	December 31, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	2,438,054	$37,526,183	1,367,810	$18,874,012
Shares issued to shareholders in
reinvestment of distributions	141,992	2,188,102	46,790	711,682
Shares redeemed	(663,144)	(10,157,406)	(422,222)	(5,841,007)
Redemption fee		492		144
Net increase	1,916,902	$29,557,371	992,378	$13,744,831

Shares Outstanding:
Beginning of period	4,768,558		3,776,180
End of period	6,685,460		4,768,558

Balanced Fund
	Year Ended		Year Ended
	December 31, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	387,905	$5,695,753	190,039	$2,590,842
Shares issued to shareholders in
reinvestment of distributions	15,313	221,650	14,372	192,811
Shares redeemed	(282,945)	(4,111,314)	(76,967)	(1,028,530)
Redemption fee		56		—
Net increase	120,273	$1,806,145	127,444	$1,755,123

Shares Outstanding:
Beginning of period	1,156,998		1,029,554
End of period	1,277,271		1,156,998

Fixed Income Fund
	Year Ended		Year Ended
	December 31, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	2,238,192	$24,941,740	1,586,241	$17,619,726
Shares issued to shareholders in
reinvestment of distributions	557,529	6,158,736	498,201	5,506,025
Shares redeemed	(1,372,672)	(15,260,453)	(1,129,134)	(12,541,025)
Redemption fee		15		42
Net increase	1,423,049	$15,840,038	955,308	$10,584,768
Shares Outstanding:
Beginning of period	14,713,137		13,757,829
End of period	16,136,186		14,713,137

D.  Security Transactions:  Purchases and sales of investment securities, other than short-term investments, for the year (since inception for Small-Mid Cap Equity Fund) ended December 31, 2011 were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
LKCM Small Cap Equity Fund	$—	$427,411,473$—	$389,760,903
LKCM Small-Mid Cap Equity Fund	—	27,116,379	—	4,484,959
LKCM Equity Fund	—	47,032,547	—	16,329,917
LKCM Balanced Fund	—	8,471,957	—	6,276,516
LKCM Fixed Income Fund	—	57,930,885	2,000,427	38,076,564

E.  Tax Information:  At December 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed
	Equity Fund	Equity Fund	Fund	Fund	Income Fund
Cost of Investments	$663,781,561	$22,767,967	$84,929,829	$15,034,389	$167,352,842

Gross Unrealized Appreciation	186,051,505	1,858,150	20,428,967	3,693,501	9,654,854
Gross Unrealized Depreciation	(19,716,052)	(856,180)	(3,199,540)	(204,157)	(974,822)

Net Unrealized Appreciation	$166,335,453	$1,001,970	$17,229,427	$3,489,344	$8,680,032

Undistributed Ordinary Income	—	—	631	107	1,992
Undistributed Long-Term Capital Gain	—	—	94,936	—	111,467

Total Distributable Earnings	$—	$—	$95,567	$107	$113,459

Other Accumulated Losses	$(1,920,023)	$(654,811)	$—	$(479,597)	$—

Total Accumulated Gains	$164,415,430	$347,159	$17,324,994	$3,009,854	$8,793,491

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and partnerships.

At December 31, 2011, the capital loss carryforwards were as follows:

	Month/Year Realized	Month/Year Expiring	Short-Term
LKCM Small-Mid Cap Equity Fund	Unexpiring Losses		$411,663
LKCM Balanced Fund	12/2009	12/2017	$420,308

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.

During the year ended December 31, 2011, the LKCM Small Cap Equity Fund and the LKCM Balanced Fund utilized capital loss carryforwards of $71,739,544 and $54,856, respectively.

At December 31, 2011, the following Funds deferred, on a tax basis, post-October losses of:

LKCM Small Cap Equity Fund	$1,920,023
LKCM Small-Mid Cap Equity Fund	$ 243,148
LKCM Balanced Fund	$ 59,289

On December 22, 2010, the Regulated Investment Modernization Act of 2010 (the “RIC Act”) was enacted, and the provisions within the RIC Act are effective for the Fund for the year ended December 31, 2011.  The RIC Act modernized several of the federal income and excise tax provisions related to regulated investments companies (“RICs”).  Under the RIC Act, new capital losses may be carried forward indefinitely with the character of the original loss retained.  Prior to the RIC Act, capital losses could be carried forward for eight years, and were carried forward as short-term capital losses regardless of the character of the original loss.  The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests.  The RIC Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains.  In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31.

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
LKCM Small Cap Equity Fund	$—	$—	$—	$—
LKCM Small-Mid Cap Equity Fund	—	—	N/A	N/A
LKCM Equity Fund	636,154	1,598,383	358,806	365,976
LKCM Balanced Fund	223,616	—	194,657	—
LKCM Fixed Income Fund	5,739,348	1,188,742	5,783,428	560,595

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax years ended December 31, 2011 and December 31, 2010.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2008 through December 31, 2011. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2011. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of LKCM Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the LKCM Funds (the “Funds”) comprising the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund, and LKCM Small-Mid Cap Equity Fund as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended of LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, and LKCM Fixed Income Fund; and the statements of operations, changes in net assets and financial highlights for the period from inception (May 2, 2011) to December 31, 2011 of the LKCM Small-Mid Cap Equity Fund.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the LKCM Funds as of December 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated in the first paragraph, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
February 28, 2012

LKCM Funds
Additional Information
December 31, 2011

Availability of Proxy Voting Information:  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.
The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Funds’ are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website(http://www.sec.gov) and may be available by calling 1-800-688-LKCM. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

Information about the Funds’ Trustees:
The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.

		Term of		Number of
		Office &		Portfolios in
	Position(s)	Length		Fund Complex	Other
Name, Address	Held with	of Time	Principal Occupation	Overseen	Directorships
and Age	the Trust	Served(1)	During Past Five Years	by Trustee	Held by Trustee
Disinterested Trustees:
H. Kirk Downey	Chairman of	Since 2005	President and CEO, Texas	8	Non-Executive Chairman
301 Commerce Street	the Board		Systems, LLC and CEO, Texas		of the Board of AZZ
Suite 1600	of Trustees		learning systems LLC since 1999;		Incorporated,
Fort Worth, TX 76102			Dean, M.J. Neeley School of		a manufacturing
Age: 69	Trustee	Since 1994	Business, Texas Christian University		company.
Business School from 1987 to 1999.

Earle A. Shields, Jr.	Trustee	Since 1994	Consultant; formerly Consultant	8	Priests Pension Fund
301 Commerce Street			for NASDAQ Corp. and Vice		of the Catholic Diocese
Suite 1600			President, Merrill Lynch & Co., Inc.		of Fort Worth, Lay
Fort Worth, TX 76102					Workers Pension Fund
Age: 91					of the Catholic Diocese
of Fort Worth, St. Joseph
Health Care Trust, Catholic
Schools Trust and Catholic
Foundation of North Texas.

Richard J. Howell	Trustee	Since 2005	CPA, Adjunct Faculty at SMU	8	Red Robin Gourmet
301 Commerce Street			Cox School of Business from		Burgers, Inc.
Suite 1600	Chairman of	Since 2008	2004 to 2009; Consulting Services,
Fort Worth, TX 76102	the Audit and		since 2002; Audit Partner, Arthur
Age: 69	Compliance		Andersen LLP from 1974-2002.
Committee

Interested Trustee:
J. Luther King, Jr.(2)	Trustee,	Since 1994	Chairman, President and Director,	8	Employee Retirement
301 Commerce Street	President and		Luther King Capital Management		Systems of Texas, 4K
Suite 1600	Chief Executive		Corporation since 1979.		Land & Cattle Company
Fort Worth, TX 76102	Officer				(ranching), Hunt Forest
Age: 71					Products (lumber),
Southwestern Exposition &
Livestock (livestock),
Southwest JLK
Corporation (management
company), Texas Christian
University, Texas
Southwestern Cattleraisers
Foundation (livestock),
Tyler Technologies
(information management
company for government
agencies), and King Ranch,
Inc. (ranching).

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Mr. King is an “interested person” of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

Term of
Office &
	Position(s)	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served(1)	During Past Five Years
Officers:
J. Luther King, Jr.	Trustee,	Since	Chairman, President and Director, Luther King Capital Management
301 Commerce Street	President and	1994	Corporation since 1979.
Suite 1600	Chief Executive
Fort Worth, TX 76102	Officer
Age: 71

Paul W. Greenwell	Vice President	Since	Principal, Luther King Capital Management since 1986,
301 Commerce Street		1996	Vice President and Portfolio Manager, Luther King Capital
Suite 1600			Management since 1983.
Fort Worth, TX 76102
Age: 61

Richard Lenart	Secretary and	Since	Luther King Capital Management since 2005.
301 Commerce Street	Treasurer	2006
Suite 1600
Fort Worth, TX 76102
Age: 45

Steven R. Purvis	Vice President	Since	Principal, Luther King Capital Management since 2003,
301 Commerce Street		2000	Vice President and Portfolio Manager, Luther King Capital
Suite 1600			Management since 1996.
Fort Worth, TX 76102
Age: 46

Jacob D. Smith	Chief	Since	Chief Financial Officer since 2010, General Counsel and Chief
301 Commerce Street	Financial	2010	Compliance Officer, Luther King Capital Management since 2006.
Suite 1600	Officer
Fort Worth, TX 76102
Age: 37	Chief	Since
	Compliance	2006
Officer

(This Page Intentionally Left Blank.)

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of personal information about our shareholders.  This privacy notice describes the policies and procedures we have implemented to protect the privacy of your personal information as well as the sources through which we may obtain personal information about you.

How We Protect Your Personal Information

Protecting your personal information is an important priority at LKCM Funds.  Accordingly, we have implemented policies and procedures designed to safeguard your personal information, such as your social security number, portfolio and investment history, account numbers, account balances, and contact information from unauthorized access.  Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to nonaffiliated third parties, except as authorized by you or your representatives, as required or permitted by law, or to certain nonaffiliated third parties, such as custodians, brokers, auditors, attorneys, or proxy administrators, that assist us in providing investment management services to you or on your behalf.

How We Obtain Your Personal Information

We collect nonpublic personal information about you from various sources, including documents and other information that you or your representatives provide to us, communications that we have with you or your representatives, and documents and other information related to your investments or portfolio experience with us.

Please do not hesitate to contact our Chief Compliance Officer if you have any questions regarding the measures we have implemented to protect the privacy of your personal information.

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

LKCM FUNDS
P.O. Box 701
Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA	H. Kirk Downey	Richard Lenart
Trustee,	Chairman of the Board	Secretary & Treasurer
President
Paul W. Greenwell	Richard J. Howell	Jacob D. Smith
Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer
Steven R. Purvis, CFA	Earle A. Shields, Jr.
Vice President	Trustee

Investment Adviser
    Luther King Capital Management Corporation
    301 Commerce Street, Suite 1600
    Fort Worth, TX 76102

Administrator, Transfer Agent, Dividend
Paying Agent & Shareholder Servicing Agent
    U.S. Bancorp Fund Services, LLC
    P.O. Box 701
    Milwaukee, WI 53201-0701

Custodian
    U.S. Bank, N.A.
    1555 N. River Center Drive, Suite 302
    Milwaukee, WI 53212

Independent Registered Public Accounting Firm
    Deloitte & Touche LLP
    555 E. Wells St., Suite 1400
    Milwaukee, WI 53202

Distributor
    Quasar Distributors, LLC
    615 E. Michigan Street
    Milwaukee, WI 53202

LKCM Aquinas Value Fund
LKCM Aquinas Growth Fund
LKCM Aquinas Small Cap Fund

Annual Report
December 31, 2011

Dear Fellow Shareholders:
We report the following performance information for the LKCM Aquinas Funds:

							Five Year
					One Year	Average	Avg. Annual
			Net	Gross	Total	Annualized	Total Return
	Inception	NAV @	Expense	Expense	Return Ended	Return Ended	Since
Funds	Dates	12/31/11	Ratio*,**	Ratio**	12/31/11	12/31/11	Incept.***
LKCM Aquinas Value Fund	7/11/05	$12.72	1.50%	1.57%	0.46%	1.17%	3.72%
Russell 1000 Value Index(1)					0.39%	-2.64%	1.58%
LKCM Aquinas Growth Fund	7/11/05	$16.86	1.50%	1.64%	1.51%	3.03%	2.70%
Russell 1000 Growth Index(2)					2.64%	2.50%	4.06%
LKCM Aquinas Small Cap Fund	7/11/05	$7.35	1.50%	3.27%	3.96%	2.63%	4.56%
Russell 2000 Index(3)					-4.18%	0.15%	3.11%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*
Excludes acquired fund fees and expenses. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund to maintain designated expense ratios through April 30, 2012.  Investment performance reflects fee waivers, if any, in effect.  In the absence of such waivers, total return would be reduced.  Investment performance is based upon the net expense ratio.

**
Expense ratios above are as of December 31, 2010, the Funds’ prior fiscal year end, as reported in the Funds’ most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

***	On July 11, 2005, the Aquinas Funds merged into the LKCM Aquinas Funds. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger.
(1)	The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(2)	The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(3)	The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest companies in the Russell 3000 Index.

Note:  These indices defined above are not available for direct investment.

Catholic Values Investing

The LKCM Aquinas Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s Socially Responsible Investing Guidelines.  The LKCM Aquinas Funds follow these guidelines by using an approach that focuses on Catholic values screening of portfolio companies, proactive dialogue with those companies whose practices conflict with the guidelines, and potential exclusion of those companies that are unwilling to alter their practices over time.  We exclude a number of companies from possible investment that do not meet our standards for Catholic values investing.  We monitor portfolio companies selected for the LKCM Aquinas Funds for policies on various issues set out in the USCCB guidelines.  If investments are made in companies whose policies are inconsistent with the USCCB guidelines, we may attempt to influence the company’s policies through proactive dialogue and other efforts.

Economic Review and Outlook

The U.S. equity market, as measured by the S&P 500 Index, advanced 2.1% for the year ended December 31, 2011.  Volatility was central to the story line of 2011.  The Washington D.C. gridlock, U.S. debt downgrade, European sovereign debt issues and other geopolitical events weighed on the U.S. equity market.  The offset to these headwinds was strong U.S. corporate balance sheets, lower equity valuations, higher corporate earnings, and improving economic data towards the end of the year.

The economy continued the expansion it began in the middle of 2009, and thus far economic growth has averaged 2.4% annually since the recovery began.  In 2011, just as in 2010, markets experienced a scare over lack of growth prompting the U.S. Federal Reserve (Fed) to take action.  Economic output continues to move up, particularly due to the strength in capital spending.  In our view, investment in other areas of the economy, such as housing, remains well below a sustainable long-term rate.  We believe that as the housing market continues to work through excess inventory and pricing seeks an appropriate level, construction related spending should increase later this year.
Europe continues to be a focal point for markets as leaders attempt to address both monetary and fiscal issues with an incomplete complement of solutions.  We may not have seen the worst from Europe, as our view remains the European Central Bank (ECB) will be pressed to directly monetize sovereign debt, which it has thus far stridently resisted.  While Europe will likely enter a recession in 2012, our view is that the U.S. will not experience a recession in 2012, although our forecast calls for tepid domestic economic growth.

2

A prominent event of 2012 will be the U.S. Presidential election.  The bond rating agency, Standard & Poor’s, downgraded the U.S. this past year from AAA in part due to the political impasse in Washington D.C. and poor outcome of the national debt-ceiling debate.  Interestingly, 2012 marks an election year in countries representing almost half of global GDP, including China, France, Russia, South Korea, Taiwan, Egypt, Greece, Slovakia, Finland, and Venezuela.  This sets an interesting political backdrop for 2012.

The discussion of economics has devolved into a discussion of politics.  In a revival of this summer’s debt-ceiling debate in our nation’s capital, Congress and the Administration were again recently embroiled, this time over how to address a Social Security tax break and unemployment benefits.  Not to be outdone, European leaders continue to dash from one economic summit to another publishing communiqué after communiqué in a feverish attempt to placate markets and instill confidence.

The European Union, ECB and International Monetary Fund (IMF) have continued to offer incremental approaches in response to demands of sovereign debt investors for higher yields.  It appears European stakeholders are attempting a supreme balancing act – provide that which the capital markets demand or face the inability to fund current spending.  However, we believe that central European authorities must not alleviate the acute pressure being felt by member nations, lest their ability to extract concessions be compromised.

There lies ahead a great debate among all the European stakeholders.  The question is whether or not austerity can unwind fiscal imbalances, or should leaders focus on pro-growth policies.  The early indication is a heavy dose of austerity as the European nucleus of Germany and France appear to seek this course of action.  However, austerity alone appears incapable of returning the continental economy to health.
Domestically, we believe economic data continue to remain favorable.  The economy is currently expanding around 2% in real terms, which in our view is neither strong enough to buffer a global economic shock or weak enough to grow overly concerned of recession.   We now find ourselves more optimistic about certain areas of the economy since prior to the recession, including housing and autos.  We believe that the data are finally beginning to suggest 2012 could see a meaningful upgrade in the outlook for both sectors.  Manufacturing data, both domestically and abroad, signaled strength at the end of the year, and corporate earnings are closely aligned with manufacturing activity.

The U.S. equity market endured a barrage of global shocks and ended the year up slightly.  While emerging markets, particularly China, have received a great deal of attention recently, many of these markets declined significantly in 2011.  We believe the ability of the U.S. equity market to absorb extraneous shocks is a testament to the underlying strength of corporate profits.

We remain positive in our outlook for the domestic equity market in 2012.  It appears that core inflation remains tame with little pressure from wages.  Low inflation allows the Fed to retain an extremely easy monetary stance, which has primed the economy with credit and liquidity.  Unfortunately, while the money supply has risen sharply, the velocity of money, or rate at which money trades hands, has yet to increase meaningfully.  We believe that favorable monetary policy will continue to lubricate the economy for some period and a pick-up in the velocity of money would be a welcome sign that the economy is responding.

The equity market is closely correlated with corporate earnings and while economic activity is not robust, GDP recorded a new high in the fourth quarter of 2011.  We characterized the market decline in the summer of 2010 as a growth scare, but corporate earnings continued to grow, eventually leading the market higher.  The summer of 2011 witnessed a similar growth scare, from which the market began recovering prior to the U.S. debt downgrade and concerns over European sovereign debt intensified.  Although we expect corporate earnings growth to be tepid in the coming year, we do not anticipate compression in the market’s price/earnings multiple – rather, we expect the market’s price/earnings multiple will expand once the growth outlook is more favorable.

We believe we are beginning to see the stabilization of housing on the horizon.  Several recent data points support our view that 2012 could bring a significant upgrade in the prospect for housing.  Building permits reached a three-year high in October 2011.  The National Association of Home Builders published Homebuilder Sentiment Index reached a four-year high in November 2011.  The vacancy rate of homes recently fell to the lowest level since mid-2006.  We may initially see a bifurcated housing market with some markets, such as Nevada and California, continuing to struggle, while other areas, such as Washington D.C./Virginia and Boston, experience home price appreciation.

We remain positive on the domestic economic outlook.  We believe employment is showing early signs of improvement, with the unemployment rate continuing to drop in recent readings.  Consumers continue to reduce their debt loads, while also continuing to increase spending year-over-year.  Corporate profit margins remain extremely high, which we believe provide traction for incremental capital spending.  The wide output gap between what the economy is currently producing and its capacity to produce suggests to us that broad-based inflation will continue to be held at bay.

We remain positive with regard to corporate profit growth and anticipate the equity market to continue to follow the trend of corporate profits.  Given the historically high levels of cash on corporate balance sheets and fewer reinvestment opportunities, we expect many companies to remain focused on returning cash to shareholders through both dividends and share repurchases.  We also would not be surprised to see an increase in merger activity.  We believe the rate of corporate profit growth will be hampered by sluggish global demand and the potential reversal of domestic tailwinds which have included accelerated capital spending incentives and incremental fiscal stimulus.

3

We believe that the market volatility we experienced in 2011 will most likely remain a part of the environment in 2012.  As investors this can be frustrating in the short-run, particularly when it is accompanied by high correlation among stocks.  However, experience has taught us that patience can be a significant advantage when investing in such an environment.  We continue to identify companies which we believe have the ability to reinvest internally generated cash flow back into the business at increasing rates of return.  We believe the current environment is allowing us to build positions in high quality companies at attractive valuations.

LKCM Aquinas Small Cap Fund

The LKCM Aquinas Small Cap Fund outperformed the Russell 2000 Index during the year ended December 31, 2011.  The Fund’s outperformance relative to the benchmark resulted from our stock selection decisions, while sector allocation decisions slightly detracted from the Fund’s returns.  We remained optimistic about the underlying economic trends during the year and were underweight the defensive sectors, Utilities and Consumer Staples, which were the two best performing sectors during 2011.  Our stock selection, particularly in the Consumer Discretionary, Energy, Industrials, Financials and Materials sectors, drove the Fund’s outperformance relative to the benchmark during the year.

Total Return
Year Ended
December 31, 2011
LKCM Aquinas Small Cap Fund	3.96%
Russell 2000 Index	-4.18%

LKCM Aquinas Growth Fund

The LKCM Aquinas Growth Fund trailed its benchmark, the Russell 1000 Growth Index, during the year ended December 31, 2011. The Fund’s returns benefited from stock selection in the Energy, Information Technology and Materials sectors. Stock selection in the Industrials, Healthcare and Consumer Staples, along with allocation decisions in the Consumer Staples sector, detracted from the Fund’s returns.
Total Return
Year Ended
December 31, 2011
LKCM Aquinas Growth Fund	1.51%
Russell 1000 Growth Index	2.64%

LKCM Aquinas Value Fund

The LKCM Aquinas Value Fund outperformed its benchmark, the Russell 1000 Value Index, during the year ended December 31, 2011. The Fund’s returns benefited from stock selection in the Information Technology, Consumer Discretionary and Financials sectors, as well as the Fund’s underweight position in the Financials sector. Stock selection in the Consumer Staples, Healthcare and Industrials sectors, along with allocation decisions in the Healthcare, Utilities and Information Technology sectors, detracted from the Fund’s returns.

Total Return
Year Ended
December 31, 2011
LKCM Aquinas Value Fund	0.46%
Russell 1000 Value Index	0.39%

J. Luther King, Jr.
February 8, 2012

The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 11-16 of the report for more information on Fund holdings.  Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

4

Mutual fund investing involves risk.  Principal loss is possible.  Past performance is not a guarantee of future results.  Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.  Since the Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s socially responsible investment guidelines, the Funds may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

Earnings growth is not a measure of the Fund’s future performance.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Earnings multiple:  The earnings multiple of a stock, also called the price/earnings (P/E) ratio, is the share price divided by the earnings per share.  The earnings multiple is often based on the prior twelve months of earnings data.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

5

PERFORMANCE:

The following information illustrates the historical performance of LKCM Aquinas Value Fund as of December 31, 2011 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
	Past	Past	Past	Since
	1 Year	3 Years	5 Years	Inception(1)
LKCM Aquinas Value Fund	0.46%	16.12%	1.17%	3.72%
Russell 1000 Value Index	0.39%	11.55%	(2.64)%	1.58%
Lipper Large-Cap Value Funds Index	(2.17)%	11.38%	(2.26)%	1.70%

(1)
The assets of the Aquinas Value Fund were acquired by the LKCM Aquinas Value Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM AQUINAS VALUE FUND
(for the period from July 11, 2005 through December 31, 2011)

The Russell 1000 Value Index is an unmanaged index consisting of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Large-Cap Value Funds Index is an index of large cap value mutual funds tracked by Lipper, Inc.

6

PERFORMANCE:

The following information illustrates the historical performance of LKCM Aquinas Growth Fund as of December 31, 2011 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
	Past	Past	Past	Since
	1 Year	3 Years	5 Years	Inception(1)
LKCM Aquinas Growth Fund	1.51%	15.44%	3.03%	2.70%
Russell 1000 Growth Index	2.64%	18.02%	2.50%	4.06%
Lipper Large-Cap Growth Funds Index	(2.90)%	15.68%	0.85%	2.72%

(1)
The assets of the Aquinas Growth Fund were acquired by the LKCM Aquinas Growth Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM AQUINAS GROWTH FUND
(for the period from July 11, 2005 through December 31, 2011)

The Russell 1000 Growth Index consists of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Lipper Large-Cap Growth Funds Index is an index of large cap growth mutual funds tracked by Lipper, Inc.

7

PERFORMANCE:

The following information illustrates the historical performance of LKCM Aquinas Small Cap Fund as of December 31, 2011 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
	Past	Past	Past	Since
	1 Year	3 Years	5 Years	Inception(1)
LKCM Aquinas Small Cap Fund	3.96%	22.18%	2.63%	4.56%
Russell 2000 Index	(4.18)%	15.63%	0.15%	3.11%
Lipper Small-Cap Core Funds Index	(3.81)%	17.60%	1.32%	4.23%

(1)
The assets of the Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Small Cap Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM AQUINAS SMALL CAP FUND
(for the period from July 11, 2005 through December 31, 2011)

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000 Index.

The Lipper Small-Cap Core Funds Index is an index of small cap core mutual funds tracked by Lipper, Inc.

8

LKCM Aquinas Funds Expense Example — December 31, 2011

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/11-12/31/11).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Aquinas Value, Aquinas Growth and Aquinas Small Cap Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Aquinas Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/11	12/31/11	7/1/11 – 12/31/11
Actual	$1,000.00	$ 954.20	$7.39
Hypothetical (5% return before expense)	$1,000.00	$1,017.64	$7.63

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Aquinas Growth Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/11	12/31/11	7/1/11 – 12/31/11
Actual	$1,000.00	$ 950.40	$7.37
Hypothetical (5% return before expense)	$1,000.00	$1,017.64	$7.63

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

9

	LKCM Aquinas Small Cap Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/11	12/31/11	7/1/11 – 12/31/11
Actual	$1,000.00	$ 900.70	$7.19
Hypothetical (5% return before expense)	$1,000.00	$1,017.64	$7.63

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Funds — December 31, 2011

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund

LKCM Aquinas Small Cap Fund

10

LKCM Aquinas Value Fund
Schedule of Investments
December 31, 2011

COMMON STOCKS - 98.6%	Shares	Value
Aerospace & Defense - 1.5%
Honeywell International Inc.	12,000	$652,200

Air Freight & Logistics - 1.4%
C.H. Robinson Worldwide, Inc.	8,500	593,130

Auto Components - 1.9%
The Goodyear Tire & Rubber Company (a)	55,000	779,350
Banks - 6.8%
BOK Financial Corporation	20,000	1,098,600
Cullen/Frost Bankers, Inc.	17,500	925,925
Wells Fargo & Company	30,000	826,800
		2,851,325

Beverages - 2.5%
The Coca-Cola Company	10,000	699,700
PepsiCo, Inc.	5,000	331,750
		1,031,450

Building Products - 0.7%
Masco Corporation	27,500	288,200

Chemicals - 7.0%
Celanese Corporation - Series A	16,000	708,320
FMC Corporation	12,000	1,032,480
Monsanto Company	12,500	875,875
Praxair, Inc.	3,000	320,700
		2,937,375

Commercial Services & Supplies - 2.9%
Robert Half International, Inc.	20,000	569,200
Waste Management, Inc.	20,000	654,200
		1,223,400

Communications Equipment - 1.0%
Brocade Communications Systems, Inc. (a)	85,000	441,150

Computers & Peripherals - 3.8%
EMC Corporation (a)	40,000	861,600
International Business
Machines Corporation	4,020	739,198
		1,600,798

Construction & Engineering - 1.1%
Jacobs Engineering Group, Inc. (a)	11,500	466,670

Construction Materials - 1.5%
Martin Marietta Materials, Inc.	8,500	640,985

Distributors - 2.1%
LKQ Corporation (a)	30,000	902,400

Diversified Financial Services - 1.8%
JPMorgan Chase & Co.	22,500	748,125

Diversified Telecommunication Services - 3.0%
AT&T Inc.	25,000	756,000
Verizon Communications Inc.	12,500	501,500
		1,257,500
Electrical Equipment & Instruments - 3.5%
Emerson Electric Co.	8,000	372,720
Roper Industries, Inc.	12,500	1,085,875
		1,458,595

Electronic Equipment & Instruments - 1.8%
National Instruments Corporation	30,000	778,500

Energy Equipment & Services - 2.4%
Nabors Industries Ltd. (a) (b)	6,800	117,912
Noble Corporation (b)	10,000	302,200
Schlumberger Limited (b)	8,400	573,804
		993,916

Food & Drug Retailing - 3.5%
CVS Caremark Corporation	20,000	815,600
The Kroger Co.	27,500	666,050
		1,481,650

Health Care Equipment & Supplies - 3.5%
Covidien plc (b)	17,500	787,675
DENTSPLY International Inc.	20,000	699,800
		1,487,475

Health Care Providers & Services - 2.0%
Allscripts Healthcare Solutions, Inc. (a)	45,000	852,300

Industrial Power Producers
& Energy Traders - 2.4%
Duke Energy Corporation	45,000	990,000

Insurance - 4.9%
HCC Insurance Holdings, Inc.	30,000	825,000
MetLife, Inc.	15,000	467,700
Prudential Financial, Inc.	15,000	751,800
		2,044,500

Internet Software & Services - 1.9%
Akamai Technologies, Inc. (a)	25,000	807,000

IT Consulting & Services - 3.0%
Accenture plc - Class A (b)	10,000	532,300
Western Union Company	40,000	730,400
		1,262,700

Machinery - 3.0%
Danaher Corporation	15,000	705,600
Pall Corporation	10,000	571,500
		1,277,100

Media - 3.0%
Cinemark Holdings, Inc.	20,000	369,800
Time Warner Inc.	25,000	903,500
		1,273,300

Multiline Retail - 2.1%
Kohl’s Corporation	17,500	863,625

The accompanying notes are an integral part of these financial statements.

11

LKCM Aquinas Value Fund
Schedule of Investments, Continued
December 31, 2011

COMMON STOCKS	Shares	Value

Oil & Gas & Consumable Fuels - 12.1%
Cabot Oil & Gas Corporation	10,000	$759,000
ConocoPhillips	6,000	437,220
Denbury Resources Inc. (a)	35,000	528,500
Exxon Mobil Corporation	4,000	339,040
Peabody Energy Corporation	15,000	496,650
Range Resources Corporation	10,000	619,400
SM Energy Company	12,500	913,750
The Williams Companies, Inc.	30,000	990,600
		5,084,160

Software - 6.3%
Adobe Systems Incorporated (a)	32,500	918,775
Nuance Communications, Inc. (a)	40,000	1,006,400
Oracle Corporation	27,500	705,375
		2,630,550

Specialty Retail - 4.2%
Foot Locker, Inc.	30,000	715,200
The Home Depot, Inc.	12,800	538,112
PetSmart, Inc.	10,000	512,900
		1,766,212

TOTAL COMMON STOCKS
(Cost $33,152,424)		41,465,641

SHORT-TERM INVESTMENTS - 1.8%
Money Market Fund (c) - 1.8%
Federated Government Obligations
Fund - Institutional Shares, 0.01%	747,213	747,213

TOTAL SHORT-TERM INVESTMENTS
(Cost $747,213)		747,213

Total Investments - 100.4%
(Cost $33,899,637)		42,212,854

Liabilities in Excess of Other Assets - (0.4)%		(156,768)
TOTAL NET ASSETS - 100.0%		$42,056,086

(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

12

LKCM Aquinas Growth Fund
Schedule of Investments
December 31, 2011

COMMON STOCKS - 93.7%	Shares	Value
Aerospace & Defense - 1.6%
Rockwell Collins, Inc.	10,000	$553,700

Air Freight & Logistics - 2.7%
C.H. Robinson Worldwide, Inc.	7,000	488,460
FedEx Corp.	5,000	417,550
		906,010

Banks - 2.9%
Cullen/Frost Bankers, Inc.	10,000	529,100
Capital Bancshares, Inc. (a)	15,000	459,150
		988,250

Beverages - 2.1%
The Coca-Cola Company	10,000	699,700

Chemicals - 4.2%
FMC Corporation	10,000	860,400
Monsanto Company	8,000	560,560
		1,420,960

Communications Equipment - 1.9%
F5 Networks, Inc. (a)	6,000	636,720

Computers & Peripherals - 8.7%
Apple Inc. (a)	2,000	810,000
EMC Corporation (a)	30,000	646,200
International Business
Machines Corporation	5,000	919,400
NetApp, Inc. (a)	15,000	544,050
		2,919,650

Consumer Finance - 1.4%
American Express Company	10,000	471,700

Distributors - 0.9%
LKQ Corporation (a)	10,000	300,800

Electrical Equipment & Instruments - 4.3%
AMETEK, Inc.	5,000	210,500
Emerson Electric Co.	15,000	698,850
Roper Industries, Inc.	6,000	521,220
		1,430,570

Electronic Equipment & Instruments - 2.8%
National Instruments Corporation	18,000	467,100
Trimble Navigation Limited (a)	11,000	477,400
		944,500

Energy Equipment & Services - 3.5%
CARBO Ceramics Inc.	5,000	616,650
National Oilwell Varco Inc.	8,000	543,920
		1,160,570

Food & Drug Retailing - 2.5%
Costco Wholesale Corporation	10,000	833,200

Health Care Equipment & Supplies - 2.8%
Covidien plc (b)	10,000	450,100

Health Care Equipment &
Supplies - 2.8%, Continued
DENTSPLY International Inc.	14,000	489,860
		939,960

Health Care Providers & Services - 1.1%
Express Scripts, Inc. (a)	8,000	357,520

Hotels, Restaurants & Leisure - 3.2%
Carnival Corporation (b)	15,000	489,600
Yum! Brands, Inc.	10,000	590,100
		1,079,700

Household Durables - 2.3%
Williams-Sonoma, Inc.	20,000	770,000

Household Products - 3.6%
Colgate-Palmolive Company	6,000	554,340
The Procter & Gamble Company	10,000	667,100
		1,221,440

Internet Catalog & Retail - 1.5%
Amazon.com, Inc. (a)	3,000	519,300

Internet Software & Services - 4.0%
Akamai Technologies, Inc. (a)	22,000	710,160
Google Inc. - Class A (a)	1,000	645,900
		1,356,060

Machinery - 2.2%
Danaher Corporation	16,000	752,640

Metals & Mining - 2.2%
Carpenter Technology Corporation	5,000	257,400
Reliance Steel & Aluminum Co.	10,000	486,900
		744,300

Oil & Gas & Consumable Fuels - 10.6%
Cabot Oil & Gas Corporation	13,000	986,700
Gulfport Energy Corporation (a)	20,000	589,000
Northern Oil & Gas, Inc. (a)	15,000	359,700
Oasis Petroleum Inc. (a)	10,000	290,900
Range Resources Corporation	10,000	619,400
SM Energy Company	10,000	731,000
		3,576,700

Pharmaceuticals - 2.6%
Abbott Laboratories	8,000	449,840
Allergan, Inc.	5,000	438,700
		888,540

Software - 7.8%
Aspen Technology, Inc. (a)	30,000	520,500
Citrix Systems, Inc. (a)	7,000	425,040
Nuance Communications, Inc. (a)	18,000	452,880
Oracle Corporation	20,000	513,000
TIBCO Software Inc. (a)	30,000	717,300
		2,628,720
The accompanying notes are an integral part of these financial statements.

13

LKCM Aquinas Growth Fund
Schedule of Investments, Continued
December 31, 2011

COMMON STOCKS	Shares	Value

Specialty Retail - 10.3%
Dick’s Sporting Goods, Inc. (a)	13,000	$479,440
Genesco Inc. (a)	10,000	617,400
Guess?, Inc.	10,000	298,200
O’Reilly Automotive, Inc. (a)	8,000	639,600
Tractor Supply Company	11,000	771,650
Ulta Salon, Cosmetics &
Fragrance, Inc. (a)	10,000	649,200
		3,455,490
TOTAL COMMON STOCKS
(Cost $23,230,858)		31,556,700

SHORT-TERM INVESTMENTS - 7.0%
Money Market Funds (c) - 7.0%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.00%	1,019,257	1,019,257
Federated Government Obligations
Fund - Institutional Shares, 0.01%	1,009,918	1,009,918
Invesco Treasury Portfolio -
Institutional Shares, 0.02%	337,828	337,828

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,367,003)		2,367,003
Total Investments - 100.7%
(Cost $25,597,861)		33,923,703
Liabilities in Excess of Other Assets - (0.7)%		(225,807)
TOTAL NET ASSETS - 100.0%		$33,697,896

(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

14

LKCM Aquinas Small Cap Fund
Schedule of Investments
December 31, 2011

COMMON STOCKS - 95.2%	Shares	Value
Aerospace & Defense - 1.8%
Hexcel Corporation (a)	8,425	$203,969

Air Freight & Logistics - 0.5%
UTI Worldwide, Inc. (b)	4,225	56,150

Auto Components - 1.7%
Group 1 Automotive, Inc.	3,650	189,070

Banks - 5.1%
Home Bancshares Inc.	4,025	104,288
Prosperity Bancshares, Inc.	3,350	135,172
Texas Capital Bancshares, Inc. (a)	5,800	177,538
Umpqua Holdings Corporation	11,425	141,556
		558,554

Capital Markets - 1.2%
Greenhill & Co., Inc.	3,700	134,569

Commercial Services & Supplies - 1.7%
Insperity, Inc.	5,275	133,721
Interface, Inc. - Class A	4,850	55,969
		189,690
Communications Equipment - 5.9%
Brocade Communications Systems, Inc. (a)	25,225	130,917
Ciena Corporation (a)	8,250	99,825
Infinera Corporation (a)	14,275	89,647
Ixia (a)	8,025	84,343
Loral Space & Communications Inc. (a)	1,575	102,186
NICE Systems Limited - ADR (a) (b)	4,300	148,135
		655,053

Consumer Finance - 2.6%
Cash America International, Inc.	3,200	149,216
First Cash Financial Services, Inc. (a)	4,050	142,115
		291,331

Containers & Packaging - 1.0%
Silgan Holdings Inc.	3,000	115,920

Distributors - 0.8%
LKQ Corporation (a)	2,925	87,984

Diversified Consumer Services - 0.8%
American Public Education Inc. (a)	2,100	90,888

Electrical Equipment & Instruments - 4.9%
Belden Inc.	4,050	134,784
Franklin Electric Co., Inc.	2,975	129,591
II-VI, Incorporated (a)	7,075	129,897
Woodward Inc.	3,500	143,255
		537,527

Electronic Equipment & Instruments - 2.8%
Anixter International Inc. (a)	1,825	108,843
National Instruments Corporation	4,575	118,721
Rofin-Sinar Technologies, Inc. (a)	3,675	83,974
		311,538

Energy Equipment & Services - 2.8%
Atwood Oceanics, Inc. (a)	2,875	114,396
CARBO Ceramics Inc.	825	101,747
Dril-Quip, Inc. (a)	1,375	90,503
		306,646

Food & Drug Retailing - 1.2%
Ruddick Corporation	3,200	136,448

Health Care Equipment & Supplies - 7.2%
Cyberonics, Inc. (a)	1,650	55,275
DexCom Inc. (a)	12,800	119,168
Endologix, Inc. (a)	8,550	98,154
GNC Holdings, Inc. - Class A (a)	5,075	146,921
MWI Veterinary Supply, Inc. (a)	2,675	177,727
Zoll Medical Corporation (a)	3,175	200,597
		797,842

Health Care Providers & Services - 5.5%
Catalyst Health Solutions, Inc. (a)	2,390	124,280
Computer Programs and Systems, Inc.	1,225	62,610
HMS Holdings Corporation (a)	6,075	194,279
PSS World Medical, Inc. (a)	3,675	88,898
Team Health Holdings, Inc. (a)	5,975	131,868
		601,935

Hotels, Restaurants & Leisure - 0.5%
BJ’s Restaurants, Inc. (a)	1,200	54,384

Household Durables - 1.5%
Select Comfort Corporation (a)	5,375	116,584
Tempur-Pedic International Inc. (a)	900	47,277
		163,861

Industrial Conglomerates - 1.1%
Raven Industries, Inc.	1,875	116,063

Insurance - 1.4%
AmTrust Financial Services, Inc.	6,325	150,219

Internet Software & Services - 1.8%
LivePerson, Inc. (a)	7,030	88,226
LogMeIn, Inc. (a)	2,850	109,868
		198,094

Machinery - 8.2%
Actuant Corporation - Class A	5,375	121,959
Astec Industries, Inc. (a)	4,125	132,866
Chart Industries, Inc. (a)	1,575	85,160
CLARCOR Inc.	3,100	154,969
EnPro Industries, Inc. (a)	3,175	104,712
The Middleby Corporation (a)	1,525	143,411
Westport Innovations Inc. (a) (b)	4,775	158,721
		901,798

Marine - 1.4%
Kirby Corporation (a)	2,325	153,078

Media - 1.0%
Cinemark Holdings, Inc.	5,725	105,855

The accompanying notes are an integral part of these financial statements.

15

LKCM Aquinas Small Cap Fund
Schedule of Investments, Continued
December 31, 2011

COMMON STOCKS	Shares	Value
Metals & Mining - 3.2%
Carpenter Technology Corporation	4,000	$205,920
Haynes International, Inc.	2,700	147,420
		353,340

Oil & Gas & Consumable Fuels - 6.8%
Approach Resources Inc. (a)	6,525	191,900
Gulfport Energy Corporation (a)	4,210	123,984
Kodiak Oil & Gas Corporation (a) (b)	6,025	57,237
Northern Oil & Gas, Inc. (a)	3,775	90,525
Oasis Petroleum Inc. (a)	4,375	127,269
Rosetta Resources, Inc. (a)	3,675	159,863
		750,778

Pharmaceuticals - 0.8%
Endo Pharmaceuticals Holdings Inc. (a)	2,525	87,188

Real Estate - 0.5%
FirstService Corporation (a) (b)	2,116	56,053

Semiconductor Equipment & Products - 1.2%
Cirrus Logic, Inc. (a)	8,175	129,574

Software - 4.0%
Aspen Technology, Inc. (a)	9,125	158,318
Interactive Intelligence Group, Inc. (a)	2,500	57,300
MicroStrategy Incorporated - Class A (a)	1,100	119,152
Pegasystems Inc.	1,900	55,860
TIBCO Software Inc. (a)	2,125	50,809
		441,439

Specialty Retail - 8.5%
bebe stores, inc.	3,775	31,446
DSW Inc. - Class A	3,004	132,807
Genesco Inc. (a)	2,350	145,089
Hibbett Sports Inc. (a)	4,675	211,216
Monro Muffler Brake, Inc.	3,725	144,493
Sonic Automotive, Inc. - Class A	9,025	133,660
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	825	53,559
Vera Bradley, Inc. (a)	2,750	88,688
		940,958

Textiles, Apparel & Luxury Goods - 1.8%
Crocs, Inc. (a)	6,975	103,021
The Warnaco Group, Inc. (a)	1,875	93,825
		196,846

Thrifts & Mortgage Finance - 1.2%
Capitol Federal Financial Inc.	11,775	135,883

Trading Companies & Distributors - 1.8%
WESCO International, Inc. (a)	3,675	194,812

Wireless Telecommunication Services - 1.0%
Leap Wireless International, Inc. (a)	11,725	108,925

TOTAL COMMON STOCKS
(Cost $9,333,056)		10,504,262

SHORT-TERM INVESTMENTS - 5.0%	Shares	Value
Money Market Funds (c) - 5.0%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.00%	220,887	$220,887
Federated Government Obligations
Fund - Institutional Shares, 0.01%	338,730	338,730

TOTAL SHORT-TERM INVESTMENTS
(Cost $559,617)		559,617
Total Investments - 100.2%
(Cost $9,892,673)		11,063,879
Liabilities in Excess of Other Assets - (0.2)%		(26,694)
TOTAL NET ASSETS - 100.0%		$11,037,185

ADR American Depository Receipt
(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities
December 31, 2011

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Assets:
Investments, at value*	$42,212,854	$33,923,703	$11,063,879
Dividends and interest receivable	15,414	7,643	3,269
Receivable for fund shares sold	43,852	70,023	16,072
Other assets	10,813	10,838	11,748
Total assets	42,282,933	34,012,207	11,094,968

Liabilities:
Payable for investments purchased	—	—	8,074
Payable for investment advisory fees	88,488	68,571	1,691
Payable for fund shares redeemed	25,017	129,604	24,486
Distribution expense payable	82,940	90,334	2,786
Accounting and transfer agent fees and expenses payable	12,037	10,928	7,569
Professional fees payable	7,109	6,363	4,384
Accrued expenses and other liabilities	11,256	8,511	8,793
Total liabilities	226,847	314,311	57,783
Net assets	$42,056,086	$33,697,896	$11,037,185

Net assets consist of:
Paid in capital	$34,668,922	$25,528,047	$9,919,931
Undistributed net investment income	5,464	—	—
Accumulated net realized loss on securities	(931,517)	(155,993)	(53,952)
Net unrealized appreciation on investments	8,313,217	8,325,842	1,171,206
Net assets	$42,056,086	$33,697,896	$11,037,185

Net assets	$42,056,086	$33,697,896	$11,037,185
Shares of beneficial interest outstanding
(unlimited shares of no par value authorized)	3,306,411	1,998,873	1,501,010
Net asset value per share (offering and redemption price)	$12.72	$16.86	$7.35

* Cost of Investments	$33,899,637	$25,597,861	$9,892,673

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations
For the year ended December 31, 2011

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Investment Income:
Dividends*	$692,706	$285,068	$64,903
Interest	183	128	51
Total income	692,889	285,196	64,954

Expenses:
Investment advisory fees	376,243	288,481	104,535
Distribution expense (Note B)	104,512	80,134	26,134
Accounting and transfer agent fees and expenses	67,854	63,221	43,899
Administrative fees	38,739	29,370	22,826
Federal and state registration	24,756	22,497	21,058
Professional fees	12,013	9,855	5,595
Reports to shareholders	6,756	4,990	2,633
Custody fees and expenses	5,447	4,155	26,017
Trustees’ fees	5,240	4,140	972
Other	7,863	5,890	1,801
Total expenses	649,423	512,733	255,470
Less, expense waiver and/or reimbursement (Note B)	(22,351)	(31,931)	(98,667)
Net expenses	627,072	480,802	156,803
Net investment income (loss)	65,817	(195,606)	(91,849)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(58,553)	182,390	355,513
Net change in unrealized appreciation/depreciation on investments	88,730	395,083	(410,794)
Net Realized and Unrealized Gain (Loss) on Investments	30,177	577,473	(55,281)

Net Increase (Decrease) in Net Assets Resulting from Operations	$95,994	$381,867	$(147,130)

* Net of foreign taxes withheld	$—	$—	$62

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	LKCM Aquinas		LKCM Aquinas
	Value Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income (loss)	$65,817	$4,893	$(195,606)	$(152,937)
Net realized gain (loss) on investments	(58,553)	2,400,892	182,390	3,577,347
Net change in unrealized
appreciation/depreciation on investments	88,730	3,607,759	395,083	1,283,366

Net increase in net assets resulting from operations	95,994	6,013,544	381,867	4,707,776

Dividends and Distributions to Shareholders:
Net investment income	(60,353)	(18,215)	—	—

Net increase (decrease) in net assets from
Fund share transactions (Note C)	3,666,838	(4,178,206)	2,216,937	(7,679,841)

Total increase (decrease) in net assets	3,702,479	1,817,123	2,598,804	(2,972,065)

Net Assets:
Beginning of period	38,353,607	36,536,484	31,099,092	34,071,157
End of period*	$42,056,086	$38,353,607	$33,697,896	$31,099,092
* Including undistributed net investment income of	$5,464	$11,691	$—	$—

	LKCM Aquinas
	Small Cap Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2011	2010
Operations:
Net investment loss	$(91,849)	$(50,067)
Net realized gain on investments	355,513	736,556
Net change in unrealized
appreciation/depreciation on investments	(410,794)	916,908

Net increase (decrease) in net assets
resulting from operations	(147,130)	1,603,397

Net increase (decrease) in net assets from
Fund share transactions (Note C)	4,679,534	(363,310)

Total increase in net assets	4,532,404	1,240,087

Net Assets:
Beginning of period	6,504,781	5,264,694
End of period*	$11,037,185	$6,504,781
* Including undistributed net investment income of	$—	$—

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Aquinas Value Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2011	2010	2009	2008	2007
Net Asset Value - Beginning of Period	$12.68	$10.82	$8.15	$13.07	$13.71
Net investment income	0.02	0.00 (1)	0.02	0.04	0.10
Net realized and unrealized gain (loss) on investments	0.04	1.87	2.67	(4.92)	1.01
Total from investment operations	0.06	1.87	2.69	(4.88)	1.11
Dividends from net investment income	(0.02)	(0.01)	(0.02)	(0.04)	(0.10)
Distributions from net realized gains	—	—	—	—	(1.65)
Total dividends and distributions	(0.02)	(0.01)	(0.02)	(0.04)	(1.75)

Net Asset Value - End of Period	$12.72	$12.68	$10.82	$8.15	$13.07

Total Return	0.46%	17.25%	32.94%	(37.34)%	8.05%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$42,056	$38,354	$36,536	$25,184	$37,436
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.55%	1.57%	1.65%	1.58%	1.49%
After expense waiver and/or reimbursement	1.50%	1.50%	1.50%	1.50%	1.49%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	0.11%	(0.06)%	0.04%	0.28%	0.65%
After expense waiver and/or reimbursement	0.16%	0.01%	0.19%	0.36%	0.65%
Portfolio turnover rate	29%	31%	29%	70%	62%

(1)	Amount is less than $0.005.

	LKCM Aquinas Growth Fund
	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2011		2010		2009		2008		2007
Net Asset Value - Beginning of Period	$16.61		$14.25		$10.96		$16.38		$15.45
Net investment income (loss)	(0.10	)(1)	(0.08	)(1)	(0.04	)(1)	(0.05	)(1)	0.01
Net realized and unrealized gain (loss) on investments	0.35		2.44		3.33		(5.37)		1.97
Total from investment operations	0.25		2.36		3.29		(5.42)		1.98
Dividends from net investment income	—		—		—		(0.00	)(2)	(0.01)
Distributions from net realized gains	—		—		—		—		(1.04)
Total dividends and distributions	—		—		—		(0.00	)(2)	(1.05)

Net Asset Value - End of Period	$16.86		$16.61		$14.25		$10.96		$16.38

Total Return	1.51%		16.56%		30.02%		(33.07)%		12.75%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$33,698		$31,099		$34,071		$26,944		$42,073
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.60%		1.63%		1.66%		1.56%		1.47%
After expense waiver and/or reimbursement	1.50%		1.50%		1.50%		1.50%		1.47%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.71)%		(0.65)%		(0.46)%		(0.40)%		0.06%
After expense waiver and/or reimbursement	(0.61)%		(0.52)%		(0.30)%		(0.34)%		0.06%
Portfolio turnover rate	50%		46%		47%		67%		40%

(1)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Less than $(0.005).

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights
elected Data for Each Share of Capital Stock Outstanding

	LKCM Aquinas Small Cap Fund
	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2011		2010		2009		2008		2007
Net Asset Value - Beginning of Period	$7.07		$5.25		$4.03		$6.47		$6.58
Net investment loss	(0.06	)(1)	(0.05	)(1)	(0.04	)(2)	(0.04	)(2)	(0.03	)(1)
Net realized and unrealized gain (loss) on investments	0.34	(3)	1.87		1.26		(2.40)		0.04
Total from investment operations	0.28		1.82		1.22		(2.44)		0.01
Distributions from net realized gains	—		—		—		(0.00	)(4)	(0.12)
Net Asset Value - End of Period	$7.35		$7.07		$5.25		$4.03		$6.47
Total Return	3.96%		34.67%		30.27%		(37.64)%		0.08%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$11,037		$6,505		$5,265		$3,403		$10,790
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	2.44%		3.26%		3.68%		2.91%		2.18%
After expense waiver and/or reimbursement	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(1.81)%		(2.70)%		(3.03)%		(2.11)%		(1.18)%
After expense waiver and/or reimbursement	(0.87)%		(0.94)%		(0.85)%		(0.70)%		(0.50)%
Portfolio turnover rate	70%		84%		66%		91%		66%

(1)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Due to the timing of capital share transactions, the per share amount of net realized and unrealized loss on investments varies from the amounts shown in the statement of operations.
(4)	Less than $(0.005).

The accompanying notes are an integral part of these financial statements.

21

LKCM Funds
Notes to the Financial Statements

A.  Organization and Significant Accounting Policies: LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of eight diversified series of shares, three of which are the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds (collectively, the “Funds”) and are reported here. On July 11, 2005, the Funds acquired the assets and assumed the liabilities of the Aquinas Funds. The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Aquinas Value Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.  The LKCM Aquinas Value Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes to be undervalued relative to a company’s earnings. The LKCM Aquinas Growth Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.  The LKCM Aquinas Growth Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies that the Adviser believes generally have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, underleveraged balance sheets and potential for above-average capital appreciation.  The LKCM Aquinas Small Cap Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Small Cap Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in equity securities of smaller companies (those with market capitalizations at the time of investment between $400 million and $2.5 billion) that the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation.

The LKCM Aquinas Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (“Guidelines”). Each Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices conflict with the Guidelines, and potentially excluding from the Fund’s portfolios the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Funds for policies on various issues contemplated by the Guidelines. If a Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

1.  Security Valuation:  Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price, taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which approximates fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

22

Level 1 -	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 -
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 -
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2011:

LKCM Aquinas Value Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$41,465,641	$—	$—	$41,465,641
Money Market Fund	747,213	—	—	747,213
Total Investments*	$42,212,854	$—	$—	$42,212,854

LKCM Aquinas Growth Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$31,556,700	$—	$—	$31,556,700
Money Market Funds	2,367,003	—	—	2,367,003
Total Investments*	$33,923,703	$—	$—	$33,923,703

LKCM Aquinas Small Cap Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$10,504,262	$—	$—	$10,504,262
Money Market Funds	559,617	—	—	559,617
Total Investments*	$11,063,879	$—	$—	$11,063,879

*	Additional information regarding the industry and/or geographical classifications of these investments is disclosed in the Schedule of Investments.

There were no significant transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the previous annual report.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

In preparing these financial statements, the Trust has evaluated events after December 31, 2011 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

2.  Federal Income Taxes:  The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.  Distributions to Shareholders: The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis.

4.  Foreign Securities:  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

23

5.  Expense Allocation:  Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.  Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.  Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.  Other:  Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes.

Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Accordingly, at December 31, 2011, reclassifications were recorded as follows:

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Undistributed net investment income (loss)	$(11,691)	$195,606	$91,849
Accumulated gain (loss)	(655)	—	1,983
Paid in capital	12,346	(195,606)	(93,832)

B.  Investment Advisory and Other Agreements: Luther King Capital Management Corporation serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds through April 30, 2012 in order to limit each Fund’s operating expenses to the annual cap rates identified below. For the year ended December 31, 2011, the Adviser reimbursed the following expenses:

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Annual Advisory Rate	0.90%	0.90%	1.00%
Annual Cap on Expenses	1.50%	1.50%	1.50%
Expenses Reimbursed in 2011	$22,351	$31,931	$98,667

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.
The LKCM Funds have adopted a Rule 12b-1 plan for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds, under which each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of the average daily net assets for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds. For the year ended December 31, 2011, fees accrued by the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds pursuant to the 12b-1 Plan were $104,512, $80,134 and $26,134, respectively.

C.  Fund Shares: At December 31, 2011, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

24

Aquinas Value Fund
	Year Ended		Year Ended
	December 31, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	1,018,388	$13,031,092	766,470	$8,583,299
Shares issued to shareholders in
reinvestment of distributions	3,722	47,530	1,184	15,033
Shares redeemed	(740,074)	(9,413,349)	(1,120,562)	(12,776,756)
Redemption fee		1,565		218
Net increase (decrease)	282,036	$3,666,838	(352,908)	$(4,178,206)
Shares Outstanding:
Beginning of period	3,024,375		3,377,283
End of period	3,306,411		3,024,375

Aquinas Growth Fund
	Year Ended		Year Ended
	December 31, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	415,153	$7,065,876	223,140	$3,260,822
Shares redeemed	(288,699)	(4,849,520)	(741,027)	(10,940,760)
Redemption fee		581		97
Net increase (decrease)	126,454	$2,216,937	(517,887)	$(7,679,841)
Shares Outstanding:
Beginning of period	1,872,419		2,390,306
End of period	1,998,873		1,872,419

Aquinas Small Cap Fund
	Year Ended		Year Ended
	December 31, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	1,723,026	$13,044,564	419,940	$2,518,238
Shares redeemed	(1,142,587)	(8,370,923)	(501,793)	(2,881,559)
Redemption fee		5,893		11
Net increase (decrease)	580,439	$4,679,534	(81,853)	$(363,310)
Shares Outstanding:
Beginning of period	920,571		1,002,424
End of period	1,501,010		920,571
D.  Security Transactions:  Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2011 were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
LKCM Aquinas Value Fund	$—	$15,384,422	$—	$11,670,642
LKCM Aquinas Growth Fund	—	17,294,340	—	15,533,894
LKCM Aquinas Small Cap Fund	—	11,462,838	—	6,965,518

25

E.  Tax Information:  At December 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Cost of Investments	$33,899,637	$25,597,861	$9,898,263

Gross Unrealized Appreciation	$9,014,789	$8,357,082	$1,598,633
Gross Unrealized Depreciation	(701,572)	(31,240)	(433,017)
Net Unrealized Appreciation	$8,313,217	$8,325,842	$1,165,616

Undistributed Ordinary Income	$5,464	$—	$—
Undistributed Long-Term Capital Gain	—	—	—
Total Distributable Earnings	$5,464	$—	$—
Other Accumulated Losses	$(931,517)	$(155,993)	$(48,362)
Total Accumulated Gains	$7,387,164	$8,169,849	$1,117,254

The difference between book-basis and tax-basis unrealized appreciation, if any, is attributable primarily to the tax deferral of losses on wash sales and partnership adjustments.

At December 31, 2011 the accumulated capital loss carryforwards were as follows:

	Month/Year Realized	Month/Year Expiring	Short-Term
LKCM Aquinas Value Fund	12/2009	12/2017	$720,906
LKCM Aquinas Growth Fund	12/2009	12/2017	$103,330

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.  During the year ended December 31, 2011, the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund utilized capital loss carryforwards of $151,403, $235,053 and $393,807, respectively.

At December 31, 2011, the following Funds deferred, on a tax basis, post-October losses of:

LKCM Aquinas Value Fund	$210,611
LKCM Aquinas Growth Fund	$ 52,663
LKCM Aquinas Small Cap Fund	$ 47,625

On December 22, 2010, the Regulated Investment Modernization Act of 2010 (the “RIC Act”) was enacted, and the provisions within the RIC Act are effective for the Fund for the year ended December 31, 2011.  The RIC Act modernized several of the federal income and excise tax provisions related to regulated investments companies (“RICs”).  Under the RIC Act, new capital losses may be carried forward indefinitely with the character of the original loss retained.  Prior to the RIC Act, capital losses could be carried forward for eight years, and were carried forward as short-term capital losses regardless of the character of the original loss.  The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests.  The RIC Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains.  In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31.

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gain	Income	Capital Gain
LKCM Aquinas Value Fund	$60,353	$—	$18,215	$—
LKCM Aquinas Growth Fund	—	—	—	—
LKCM Aquinas Small Cap Fund	—	—	—	—

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2008 through December 31, 2011. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2011. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expenses” and penalties in “other expenses” on the statement of operations.

26

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of LKCM Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of LKCM Aquinas Funds (the “Funds”) comprising the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund, and LKCM Aquinas Small Cap Fund as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the LKCM Aquinas Funds as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
February 28, 2012

27

LKCM Funds
Additional Information
December 31, 2011

Availability of Proxy Voting Information:  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov. The actual voting records relating to portfolio securities during the twelve month periods ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-423-6369 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Funds’ are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-423-6369. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549; or  (iii) sending your request electronically to publicinfosec.gov.

28

Information about the Funds’ Trustees:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Trustees and officers and is available, without charge, upon request by calling 1-800-423-6369.

		Term of		Number of
		Office &		Portfolios in
	Position(s)	Length		Fund Complex	Other
Name, Address	Held with	of Time	Principal Occupation	Overseen	Directorships
and Age	the Trust	Served(1)	During Past Five Years	by Trustee	Held by Trustee
Disinterested Trustees:
H. Kirk Downey	Chairman of	Since 2005	President and CEO, Texas	8	Non-Executive Chairman
301 Commerce Street	the Board		Systems, LLC and CEO, Texas		of the Board of AZZ
Suite 1600	of Trustees		learning systems LLC since 1999;		Incorporated,
Fort Worth, TX 76102			Dean, M.J. Neeley School of		a manufacturing
Age: 69	Trustee	Since 1994	Business, Texas Christian University		company.
Business School from 1987 to 1999.

Earle A. Shields, Jr.	Trustee	Since 1994	Consultant; formerly Consultant	8	Priests Pension Fund
301 Commerce Street			for NASDAQ Corp. and Vice		of the Catholic Diocese
Suite 1600			President, Merrill Lynch & Co., Inc.		of Fort Worth, Lay
Fort Worth, TX 76102					Workers Pension Fund
Age: 91					of the Catholic Diocese
of Fort Worth, St. Joseph
Health Care Trust, Catholic
Schools Trust and Catholic
Foundation of North Texas.

Richard J. Howell	Trustee	Since 2005	CPA, Adjunct Faculty at SMU	8	Red Robin Gourmet
301 Commerce Street			Cox School of Business from		Burgers, Inc.
Suite 1600	Chairman of	Since 2008	2004 to 2009; Consulting Services,
Fort Worth, TX 76102	the Audit and		since 2002; Audit Partner, Arthur
Age: 69	Compliance		Andersen LLP from 1974-2002.
Committee

Interested Trustee:
J. Luther King, Jr.(2)	Trustee,	Since 1994	Chairman, President and Director,	8	Employee Retirement
301 Commerce Street	President and		Luther King Capital Management		Systems of Texas, 4K
Suite 1600	Chief Executive		Corporation since 1979.		Land & Cattle Company
Fort Worth, TX 76102	Officer				(ranching), Hunt Forest
Age: 71					Products (lumber),
Southwestern Exposition &
Livestock (livestock),
Southwest JLK
Corporation (management
company), Texas Christian
University, Texas
Southwestern Cattleraisers
Foundation (livestock),
Tyler Technologies
(information management
company for government
agencies), and King Ranch,
Inc. (ranching).

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Mr. King is an “interested person” of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

29

Term of
Office &
	Position(s)	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served(1)	During Past Five Years
Officers:
J. Luther King, Jr.	Trustee,	Since	Chairman, President and Director, Luther King Capital Management
301 Commerce Street	President and	1994	Corporation since 1979.
Suite 1600	Chief Executive
Fort Worth, TX 76102	Officer
Age: 71

Paul W. Greenwell	Vice President	Since	Principal, Luther King Capital Management since 1986,
301 Commerce Street		1996	Vice President and Portfolio Manager, Luther King Capital
Suite 1600			Management since 1983.
Fort Worth, TX 76102
Age: 61

Richard Lenart	Secretary and	Since	Luther King Capital Management since 2005.
301 Commerce Street	Treasurer	2006
Suite 1600
Fort Worth, TX 76102
Age: 45

Steven R. Purvis	Vice President	Since	Principal, Luther King Capital Management since 2003,
301 Commerce Street		2000	Vice President and Portfolio Manager, Luther King Capital
Suite 1600			Management since 1996.
Fort Worth, TX 76102
Age: 46

Jacob D. Smith	Chief	Since	Chief Financial Officer since 2010, General Counsel and Chief
301 Commerce Street	Financial	2010	Compliance Officer, Luther King Capital Management since 2006.
Suite 1600	Officer
Fort Worth, TX 76102
Age: 37	Chief	Since
	Compliance	2006
Officer

30

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of personal information about our shareholders.  This privacy notice describes the policies and procedures we have implemented to protect the privacy of your personal information as well as the sources through which we may obtain personal information about you.

How We Protect Your Personal Information

Protecting your personal information is an important priority at LKCM Funds.  Accordingly, we have implemented policies and procedures designed to safeguard your personal information, such as your social security number, portfolio and investment history, account numbers, account balances, and contact information from unauthorized access.  Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to nonaffiliated third parties, except as authorized by you or your representatives, as required or permitted by law, or to certain nonaffiliated third parties, such as custodians, brokers, auditors, attorneys, or proxy administrators, that assist us in providing investment management services to you or on your behalf.

How We Obtain Your Personal Information

We collect nonpublic personal information about you from various sources, including documents and other information that you or your representatives provide to us, communications that we have with you or your representatives, and documents and other information related to your investments or portfolio experience with us.

Please do not hesitate to contact our Chief Compliance Officer if you have any questions regarding the measures we have implemented to protect the privacy of your personal information.

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

LKCM FUNDS
P.O. Box 701
Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA	H. Kirk Downey	Richard Lenart
Trustee,	Chairman of the Board	Secretary & Treasurer
President
Paul W. Greenwell	Richard J. Howell	Jacob D. Smith
Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer
Steven R. Purvis, CFA	Earle A. Shields, Jr.
Vice President	Trustee

Investment Adviser
    Luther King Capital Management Corporation
    301 Commerce Street, Suite 1600
    Fort Worth, TX 76102

Administrator, Transfer Agent, Dividend
Paying Agent & Shareholder Servicing Agent
    U.S. Bancorp Fund Services, LLC
    P.O. Box 701
    Milwaukee, WI 53201-0701

Custodian
    U.S. Bank, N.A.
    1555 N. River Center Drive, Suite 302
    Milwaukee, WI 53212

Independent Registered Public Accounting Firm
    Deloitte & Touche LLP
    555 E. Wells St., Suite 1400
    Milwaukee, WI 53202

Distributor
    Quasar Distributors, LLC
    615 E. Michigan Street
    Milwaukee, WI 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Richard J. Howell is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2011	FYE 12/31/2010
Audit Fees	$134,000	$133,500
Audit-Related Fees	$0	$0
Tax Fees	$32,600	$29,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2011	FYE 12/31/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (including any entity controlling, controlled by, or under common control with the adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2011	FYE 12/31/2010
Registrant	$32,600	$29,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  LKCM Funds

By (Signature and Title)                      /s/J. Luther King, Jr.
J. Luther King, Jr., President

Date     March 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/J. Luther King, Jr.
J. Luther King, Jr., President

Date     March 7, 2012

By (Signature and Title)                      /s/Jacob D. Smith
Jacob D. Smith, Chief Financial Officer

Date     March 7, 2012